[Background Graphic Omitted]




[Photo Graphic Omitted]

                            THE ARMADA ADVANTAGE FUND
                                  ANNUAL REPORT
                                DECEMBER 31, 2002


                        [Armada Advantage Logo Omitted]

THE ARMADA ADVANTAGE FUND

Armada Advantage
Bond Fund

Armada Advantage
International Equity Fund

Armada Advantage
Mid Cap Growth Fund

Armada Advantage
Small Cap Growth Fund

   Message from the President ..........................................    1

   Message from the Investment Adviser .................................    2

   Portfolio Performance Discussion ....................................    5

   Notice to Shareholders ..............................................   13

   Trustees and Officers of the Trust ..................................   14

   Report of Independent Auditors ......................................   16


FINANCIAL STATEMENTS

   Financial Highlights ................................................   17

   Statements of Net Assets ............................................   18

   Statements of Operations ............................................   28

   Statements of Changes in Net Assets .................................   29

   Notes to Financial Statements .......................................   31



                      ----------------------------------------------------------
                        NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
                      ----------------------------------------------------------
                      MUTUAL FUNDS INVOLVE RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL. NATIONAL CITY INVESTMENT MANAGEMENT COMPANY
                      (IMC) SERVES AS INVESTMENT ADVISER TO THE ARMADA ADVANTAGE FUND, FOR WHICH IT RECEIVES AN INVESTMENT ADVISORY FEE. THE ARMADA ADVANTAGE FUND IS DISTRIBUTED BY SEI INVESTMENTS DISTRIBUTION CO. (SIDC), OAKS, PA 19456. SIDC IS NOT AFFILIATED WITH IMC AND IS NOT A BANK. FOR MORE COMPLETE INFORMATION ABOUT THE ARMADA ADVANTAGE FUND, INCLUDING CHARGES, EXPENSES, AND PERFORMANCE, PLEASE CONTACT YOUR INVESTMENT PROFESSIONAL OR CALL 1-800-622-FUND (3863) FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                      FEDERAL INCOME TAX RULES WILL APPLY TO ANY CAPITAL GAINS DISTRIBUTIONS.

                                                      MESSAGE FROM THE PRESIDENT
                                                       THE ARMADA ADVANTAGE FUND



January 2003

DEAR INVESTOR:

Thank you for your continued confidence in The Armada Advantage Fund. During these past 12 months, a sluggish economy and corporate scandals such as Enron and WorldCom created a challenging environment for investors causing many to re-examine their investments and financial goals.

The Trustees of The Armada Advantage Fund (the "Trust") respect these concerns and are committed to making sure the needs of our shareholders are being addressed. National City Investment Management Company, investment adviser to The Armada Advantage Fund, maintains style purity as one of its core principles in managing assets of the Trust. Each portfolio management team monitors its respective portfolios ensuring they remain fully-invested in accordance with their stated objectives. Additionally, the management teams review the quality of the firm's investment management styles by comparing them to appropriate industry benchmarks.

I am pleased to present this report with discussions on individual fund performance and the economic climate as well as pertinent financial statements for the year ended December 31, 2002. If you have questions about The Armada Advantage Fund or need additional assistance, please call your Financial Consultant or Investor Services at 1-800-622-FUND (3863).

Sincerely,

/s/Herbert R. Martens

Herbert R. Martens, Jr.
President



                                                            DECEMBER 31, 2002  1

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND


January 2003

DEAR INVESTOR:


The U.S. economy's tentative recovery picked up some speed in late 2002 with annualized gross domestic product (GDP) finishing the year at 2.4%. Eleven rate cuts made in 2001 by the Federal Reserve Board finally began working their way through the system, although the repercussions from 9/11 delayed their impact. To offer further protection from the possibility of a double-dip recession, Alan Greenspan & company lowered the federal funds rate by another 50 basis points (100 basis points is equivalent to 1 percentage point) in November 2002 to a scant 1.25%. It currently stands at its lowest level in more than 40 years. The $1.35 trillion tax package enacted by Congress is likely to also have a positive impact as it continues to be phased in, as will President Bush's recently proposed economic stimulus package if enacted. Moreover, the continued decline in weekly jobless claims leads us to believe that the unemployment rate has probably topped out at just above 6%.

Unfortunately, corporate earnings remained virtually flat due to intense pricing pressure at the consumer level and the remaining glut in capacity. We have seen clear indications, though, that this situation has begun to improve. For example, the Institute of Supply Management reported on January 2, 2003, that manufacturing activity finally began to expand again in December 2002. Growth in the service sector of the U.S. economy had already improved for 10 consecutive months. Factor in continued strong productivity gains along with declining labor costs, and a minimum 10% gain in corporate profits appears likely in 2003.

THE S&P 500 INDEX FALLS AGAIN

Along with the challenging earnings environment, the equity markets contended with the fallout from WorldCom, Enron, and a raft of other corporate governance scandals as well as the possibility of another war with Iraq. The S&P 500 Composite Index lost 22.10% of its value during the calendar year. This marked the third consecutive year of a decline in the large cap benchmark, something that hasn't happened since 1939-41. Small cap stocks fared just as poorly, with the Russell 2000 Index dropping 20.48%. Moreover, every sector finished 2002 in the red. Technology and telecom sectors were the calendar year's biggest laggards, off 37.4% and 34.1%, respectively.

Mutual fund investors, who own roughly one-fifth of the stock market by capitalization, certainly contributed to the decline. According to the Investment Company Institute, stock funds as a group experienced a net outflow of $27 billion in 2002. The last time equity funds experienced full-year net outflows was 1988.

Given the improved corporate earnings outlook, the equity market appears undervalued as 2003 gets underway. Admittedly, the S&P 500 still trades at a relatively lofty 17 times earnings, but that ratio hovers around historic lows after adjusting for today's low interest- and inflation-rate environment. Small cap growth stocks look even more attractive. They have historically been among the top performers in low-interest-rate environments and in the early stages of a recovery. On a valuation basis, the Russell 2000 Growth Index trades at little more than twice book value. A multiple of three times book value has been its historic norm.

TREASURY PRICES HIT 40-YEAR HIGHS

The equity market's woes proved a boon to fixed income investors as the Lehman U.S. Aggregate Bond Index finished the calendar year up 10.27%. Treasuries, in particular, benefited from a "fright to quality" as investors forked over a hefty premium to be insulated from the volatility of equities and geopolitical uncertainty. The yields on the benchmark 10-year Treasury note (which moves in the opposite direction of its price) fell to a 40-year low of 3.58% on October 9 and ended the calendar year at 3.80%. Indeed, 2002 may be remembered best by investors as the year in which "return of principal"

2  DECEMBER 31, 2002

                                             MESSAGE FROM THE INVESTMENT ADVISER
                                                       THE ARMADA ADVANTAGE FUND




temporarily supplanted "return on principal" as the market's guiding mantra.

As Treasury prices soared, corporate bonds suffered from a raft of credit downgrades throughout the telecom and energy industries as well as outright defaults by the likes of Conseco, Enron, and WorldCom. As a result, the yield spread between Treasuries and corporates hovered near its historic high as 2002 came to a close. If the economy continues to recover and the conflict with Iraq resolves itself quickly, then this situation should correct itself.

Yields on 10-year Treasuries are likely to climb back over 5% in anticipation of a Fed tightening. Indeed, 5.5% to 6% yields before the end of 2003 would not be out of the question. At the same time, investors will likely take advantage of the tremendous value to be found in corporates. We anticipate a "dash to trash" as investors eye spreads in the single-B and double-B markets, which are currently some 500 to 850 basis points off the Treasury yield curve. Since high-yield default levels still remain high, careful security selection and diversification will remain key.

GROWTH IN EUROPE LAGS THE UNITED STATES

Not surprisingly, Europe's economy and equity markets lagged those of the United States. GDP barely climbed 1% while an inflation-focused European Central Bank
(ECB) waited until December to make its first rate cut of the year. Although welcome, the 50-basis-point easing still left the euro zone's short-term interest rates more than double those of the United States.

Europe remains weighted down by rigid labor markets and high unemployment. On a reform basis, the continent continues to run in place. Take Germany, the euro zone's largest economy. A year ago we heard promising talk from Chancellor Gerhard Schroder of freeing up capital markets and abolishing the capital gains tax. Then in November, the German cabinet proposed a 15% tax on individual profits, along with higher pension costs for employers and employees. Yet, Germany is a country already groaning under some of the highest taxes in the world. Its leading equity index, the Frankfurt Xetra DAX, turned in the worst performance among the continent's major indices and plummeted for the calendar year 43.9% in local currency-terms. The broader Morgan Stanley MSCI EMU Index fell 33.39% in local terms. In U.S. dollars, this index lost 21.49% as the euro gained 17.95% for the calendar year versus the dollar and soared past parity.

Despite the above-mentioned challenges, European equities do appear less expensive than their U.S. counterparts on a valuation basis. Moreover, the euro is likely to gain even more ground versus the dollar in 2003. Although that would make European exports more expensive, a stronger euro would further reduce the specter of inflation and make it easier for the ECB to continue easing. U.S. investors would also reap immediate gains when their European holdings are converted back to dollars.

JAPAN STRUGGLES WITH DEFLATION, REGIONAL COMPETITION

Turning to Asia, Japan continues to suffer from the worst deflationary environment since the 1930s and may have already entered its fourth recession in a decade. Prime Minister Junichiro Koizumi and his economic minister, Heizo Takenaka, have yet to address the nation's crippled financial system by, among other things, forcing the banks to write off some $430 billion in bad loans. Although Japan's $5.4 trillion debt makes its indebtedness already the highest among industrialized nations, Koizumi has forsaken his pledge of limiting new annual debt issuance to 30 trillion yen ($243 billion) to help prop up the economy. In local terms, the Nikkei 225 Index finished the calendar year down 18.63% and stood near its lowest level in two decades.


                                                            DECEMBER 31, 2002  3

MESSAGE FROM THE INVESTMENT ADVISER
THE ARMADA ADVANTAGE FUND




Japan faces yet another roadblock to its recovery. This country, never a great innovator but one that built its reputation on production prowess, now faces intense competition from Asian tigers, South Korea and Taiwan, as well as mainland China. In a remarkably brief period of time, China--whose economy grew by 8% in 2002--has expanded its power in the region and eclipsed Japan in its share of world exports. To be sure, Japan still boasts several world-class exporters--Sony and Canon among them--but these companies aren't getting the support that a stronger domestic economy, an increasing price level, and a much-devalued yen would bring.

CONCLUSION

We're sanguine about the prospects for the U.S. economy in 2003. U.S. investors should return to stocks based on both improving corporate profits and difficult-to-ignore valuations. As a result, a fourth consecutive year of negative equity returns appears highly unlikely. As the economy improves and more money moves into stocks, U.S. Treasury yields should return to higher and more traditional equilibrium levels. Europe still faces a rigid regulatory environment and high taxes, but its markets appear attractive on a valuation basis. Assuming risk premiums come down, Asia, excluding Japan and other emerging markets, appear poised to outperform.

Sincerely,

/S/ Donald L. Ross

Donald L. Ross
President and Chief Investment Officer
National City Investment Management Company




4  DECEMBER 31, 2002

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE BOND FUND


PERFORMANCE

For the 12 months ended December 31, 2002, the Armada Advantage Bond Fund posted a total return of 8.97%. The Lehman U.S. Aggregate Bond Index, the Fund's benchmark, returned 10.27% over the same period.

FACTORS AFFECTING PERFORMANCE

Lingering concerns over the strength of the U.S. economic recovery, coupled with the potential for war with Iraq and other geopolitical uncertainties, led to the first full year of net outflows from equity funds since 1988. Investors sought shelter in Treasuries and other high quality debt, resulting in yet another year of strong performance for the fixed income market. In fact, the yield on the benchmark 10-year Treasury note (which moves in the opposite direction of its price) fell to a 40-year low of 3.58% on October 9 before finishing the year at 3.80%.

The Fund benefited from a year-long overweighting relative to the benchmark in mortgage-backed and asset-backed securities, both of which reaped the rewards of the "flight to quality." We also took advantage of a steepening yield curve by overweighting the portfolio holdings in the intermediate range.

By underweighting corporate bonds for nearly the entire year, particularly triple-B rated securities, the Fund was somewhat insulated from this sector's credit woes. Corporate default rates peaked at 11%; and we witnessed the high-profile bankruptcies of WorldCom, United Airlines, and US Airways. Financials, where the Fund maintained an overweighting, proved to be one of the few bright spots among corporate bonds.

Sensing that corporate spreads had widened as far as they were likely to, we began increasing the portfolio's weighting in this sector during the fourth quarter. In hindsight, we didn't increase our stake fast enough to take full advantage of the November rally in triple-B securities.

OUTLOOK

With interest rates likely to climb, Treasury values have almost certainly hit their peak. Meanwhile, steadily declining defaults in the final months of the year point to a bottom in the credit cycle. That bodes well for corporates, whose spreads should contract further as the economy improves. The Fund maintains an overweighting to asset-backed and commercial mortgage-backed securities, both of which offer an incremental increase in return over agency debt and carry only slightly higher credit risk. With interest rates likely to climb, though, a short duration posture appears to offer the largest opportunity for outperforming the benchmark.

As of December 31, the portfolio's average duration was 3.8 years. On an allocation basis, 7% of the Fund's net assets were invested in U.S. Treasury securities, 5% in agency debt, 33% in mortgage-backed securities, 34% in corporate bonds, 10% in asset-backed securities, and 5% in commercial mortgage-backed securities.




                                                            DECEMBER 31, 2002  5

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE BOND FUND (CONTINUED)


[Graph Omitted]
[EDGAR Representation of Data Used in Printed Graphic as follows:

         Armada Advantage       Lehman U.S. Aggregate
           Bond Fund(2)              Bond Fund(1)
9/30/93      10,000                    10,005
1993          9,950                    10,005
1994          9,414                     9,714
1995         11,012                    11,509
1996         11,210                    11,925
1997         12,072                    13,079
1998         12,882                    14,213
1999         12,630                    14,095
2000         13,620                    15,735
2001         14,481                    17,059
2002         15,780                    18,811


    Armada Advantage Bond Fund
    Average Annual Total Returns as of 12/31/02(2)
--------------------------------------------------------------------------------
                                                             DATE
                                            INCEPTION         OF
   1 YEAR        3 YEARS       5 YEARS       TO DATE       INCEPTION

    8.97%         7.70%         5.50%         5.06%        09/23/93
-------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1) THE LEHMAN U.S. AGGREGATE BOND INDEX IS A WIDELY RECOGNIZED, FIXED INCOME, MARKET VALUE-WEIGHTED INDEX THAT INCLUDES TREASURY ISSUES, AGENCY ISSUES, CORPORATE BOND ISSUES AND MORTGAGE-BACKED SECURITIES.
    THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE BOND FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
(2) EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




6  DECEMBER 31, 2002

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE INTERNATIONAL EQUITY FUND


PERFORMANCE

For the 12 months ended December 31, 2002, the Armada Advantage International Equity Fund returned a total of -18.10%. The Fund's benchmark, the Morgan Stanley MSCI EAFE (Europe, Australasia, Far East) Index, returned -15.94% over the same period.

FACTORS AFFECTING PERFORMANCE

Meager growth across Europe, Japan's ongoing deflation crisis, and volatility in emerging markets combined to make 2002 yet another frustrating year for investing overseas. Only the U.S. dollar's 17.95% drop versus the euro, 10.7% drop against the British pound, and 9.8% retreat versus the yen helped insulate U.S. investors somewhat from even more substantial losses incurred by local investors.

Europe's gross domestic product grew by approximately 1% as a lack of consumer spending and attendant corporate profit warnings took their toll across the continent. Still focused on fighting inflation, the European Central Bank (ECB) cut interest rates only once in December by 50 basis points (100 basis points equal 1 percentage point). As a result, the euro zone's short-term interest rates at year-end were still more than double those of the United States.

The euro zone also continued to struggle against high taxes and the slow pace of labor reform. Germany's equity market was hit hardest. In local terms, the Frankfurt Xetra DAX finished the year down 43.9% (-33.9% in U.S. dollars), while France's Paris CAC 40 dropped 33.8% (-21.9% in U.S. dollars). Although outside the euro zone, the United Kingdom was hardly immune. The London FTSE 100 fell 24.5% (-16.4% in U.S. dollars).

In Japan, falling prices and a crumbling banking system helped push the Nikkei 225 Index down to its lowest level in two decades. Still, Japanese stocks actually outpaced Europe's, and our year-long underweighting to the former was the single largest contributor to the Fund's underperformance versus the benchmark. In particular, the Japanese auto industry and other exporters benefited from the extra money that mortgage refinancings left in the wallets of U.S. consumers.

The Fund benefited from our exposure to South Korea and several other countries not represented in the benchmark. South Korea's equity market finished in positive territory in U.S. dollars thanks largely to its strong export industry and the anticipated recovery of the U.S. economy. Samsung Electronics and Posco, one of the most profitable steel manufacturers in the world, finished the year up 15.3% and 9.7%, respectively.

OUTLOOK

As we enter 2003, the Fund maintains an underweight to both Japan and Europe. On a sector basis, integrated oil producers represent one of the portfolio's largest overweights. With oil prices poised to decline and the global recovery likely to continue, companies such as Royal Dutch Petroleum, BP, and Total Fina Elf should benefit from an increase in demand.

Emerging markets account for roughly 5% of the portfolio, with South Korea and Singapore among our top holdings in this group. Singapore is among the region's most developed economies and should benefit from its position as the gateway to China. Singapore Airlines is leveraged to an expected increase in air freight traffic.



                                                            DECEMBER 31, 2002  7

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE INTERNATIONALEQUITY FUND (CONTINUED)

[Graph Omitted]
[EDGAR Representation of Data Used in Printed Graphic as follows:

           Armada Advantage           Morgan Stanley
         International Equity           MSCI EAFE
               Fund(2)                   Index(1)
9/30/93        10,000                    10,000
1993           10,350                    10,086
1994            9,650                    10,871
1995           10,590                    12,091
1996           12,222                    12,823
1997           12,482                    13,052
1998           13,931                    15,662
1999           21,691                    19,884
2000           17,728                    17,067
2001           13,192                    13,408
2002           10,804                    11,271


    Armada Advantage International Equity Fund
    Average Annual Total Returns as of 12/31/02(2)
--------------------------------------------------------------------------------
                                                             DATE
                                            INCEPTION         OF
   1 YEAR        3 YEARS       5 YEARS       TO DATE       INCEPTION

   -18.10%       -20.73%       -2.85%         0.84%        09/23/93
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL EUROPE, AUSTRALASIA, AND FAR EAST INDEX (MSCI EAFE INDEX) IS A WIDELY RECOGNIZED INDEX OF OVER 900 SECURITIES LISTED ON THE STOCK EXCHANGES IN EUROPE, AUSTRALASIA AND THE FAR EAST.
    THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE INTERNATIONAL EQUITY FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
(2) EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




8  DECEMBER 31, 2002

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE MIDCAP GROWTH FUND


PERFORMANCE

For the 12 months ended December 31, 2002, the Armada Advantage Mid Cap Growth Fund returned a total of -31.48%. The Fund's benchmark, the Russell Midcap Growth Index, returned -27.41% over the same period.

FACTORS AFFECTING PERFORMANCE

Volatility has always been a significant factor in the mid cap market, but in 2002 it reached a level seldom seen before. Indeed, the benchmark's value declined in eight of the first nine months of the year. Corporate governance and accounting scandals at the likes of Enron, WorldCom, and Adelphia Communications led to a crisis of confidence among equity investors early on. Moreover, the long-awaited economic recovery moved at a slower-than-expected pace as the year progressed. We witnessed a string of material downward earnings revisions that led returns for virtually every sector to finish in the red. Down in excess of 30%, technology again brought up the rear. Although the management team maintained a slight underweighting in tech stocks versus the benchmark for most of the year, they still comprised approximately 20% of the portfolio.

Stock selection in non-technology sectors accounted for roughly half the Fund's underperformance versus the benchmark. For example, energy holdings Calpine and Mirant suffered from deteriorating margins and from accounting concerns triggered by the spectacular demise of former industry high-flyer Enron. The portfolio also suffered from the unexpected collapse of its holdings in Adelphia, allegedly looted by founder John J. Rigas and his two sons.

By the end of September, investors began sensing that the market had been oversold and that another Fed rate cut was imminent. In anticipation, many of the technology, telecom, and biotech stocks that had been hardest hit earlier in the year -- AMD and International Rectifier among them -- staged a rally that saw the benchmark gain 16.2% over October and November. Given stretched valuations in light of a paucity of earnings, we could not justify including many such stocks in the portfolio. That decision further detracted from performance.

OUTLOOK

As we enter 2003, the management team remains focused on identifying quality growth companies that offer stable-to-improving earnings. We believe that the economic recovery will continue and that, as a result, an increase in technology spending is likely. Consequently, we've moved our tech weighting to slightly above the benchmark's. Among our holdings, Adobe Systems should benefit from the imminent release of an upgrade to its popular Acrobat software. The growth of microprocessor use in consumer and industrial applications also holds promise. For example, Microchip Technology is well positioned for the increasing presence of microcontrollers in automobiles.

Healthcare, the portfolio's largest sector by weight, will benefit from the demographics of an aging population and the innovation coming out of the pharmaceutical and biotech industries. In the fourth quarter we purchased Biogen, whose Amevive drug for psoriasis is in Phase III clinical trials and will likely be approved in the first half of 2003.



                                                            DECEMBER 31, 2002  9

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE MIDCAP GROWTH FUND (CONTINUED)

[Graph Omitted]
[EDGAR Representation of Data Used in Printed Graphic as follows:

                Armada Advantage        Russel Midcap
                 Mid Cap Growth             Growth
                    Fund(2)                 Index(1)
9/30/93             10,000                  10,000
1993                10,021                  10,322
1994                 9,499                  10,098
1995                12,258                  13,530
1996                14,386                  15,895
1997                16,196                  19,477
1998                17,869                  22,956
1999                25,795                  34,730
2000                23,510                  30,649
2001                18,874                  24,473
2002                12,932                  17,765


    Armada Advantage Mid Cap Growth Fund
    Average Annual Total Returns as of 12/31/02(2)
--------------------------------------------------------------------------------
                                                             DATE
                                            INCEPTION         OF
   1 YEAR        3 YEARS       5 YEARS       TO DATE       INCEPTION

   -31.48%       -20.56%       -4.40%         2.98%        09/23/93
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1) THE RUSSELL MIDCAP GROWTH INDEX IS A WIDELY RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATION) INDEX OF THE 800 SMALLEST U.S. COMPANIES OUT OF THE 1000 LARGEST U.S. COMPANIES, WITH HIGHER GROWTH RATES AND PRICE-BOOK RATIOS.
    THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE MID CAP GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
(2) EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




10  DECEMBER 31, 2002

                                                PORTFOLIO PERFORMANCE DISCUSSION
                                                       THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE SMALL CAP GROWTH FUND


PERFORMANCE

For the 12 months ended December 31, 2002, the Armada Advantage Small Cap Growth Fund returned a total of -40.27%. The Fund's benchmark, the Russell 2000 Growth Index, returned -30.26% over the same period.

FACTORS AFFECTING PERFORMANCE

Coming into 2002, the management team had positioned the portfolio for an economic recovery. It did arrive, albeit sluggishly. However, we could not anticipate the ensuing wave of accounting scandals, a string of material downward earnings revisions, or the prospect of war with Iraq. Small cap growth stocks, which tend to perform best with confidence in the economy and earnings at high levels, bore the brunt of these developments.

Because of the presence of so many niche players in the small cap universe, there is usually little correlation among holdings in any given sector. As a result, stock selection typically drives performance. Unfortunately, many of the names that met our earnings growth criteria were among those that were subsequently forced to revise forecasts. That said, we remain committed to our discipline and believe that the portfolio is well-positioned as earnings growth accelerates.

Our underweighting in financials -- the one sector whose components moved somewhat in lockstep -- also detracted from performance. This sector outperformed the benchmark due, in part, to the recent wave of mortgage refinancings. We had limited our exposure because, among other things, its stocks tend to be among the benchmark's largest and we expected smaller companies to benefit most from the recovery.

OUTLOOK

As we enter 2003, our belief in a continued economic recovery remains strong. The portfolio's sector weightings fall in line with the benchmark's, with the lone exception of a continued underweighting in financials. A good portion of such stocks in the small cap growth universe are REITS and regional banks, and we are not sanguine about the growth prospects for either.

We continue to evaluate current and prospective holdings for three characteristics: earnings growth, the ability to sustain that growth, and reasonable valuations. Although the decline of the past year was indeed painful, the number of attractive candidates that meet all our buy criteria has increased.

Holdings Zoran and Steris are representative of the value we're finding. Zoran, which makes controller chips, should benefit from continued strength in the market for DVD players and other digital consumer devices. It trades at 17 times expected 2003 earnings, but those earnings are expected to climb by 38% year over year. Steris enjoys a leadership position in the market for sterilization and surgical products. As the technology leader, it is well-positioned for the attendant rise in inpatient and outpatient care for an aging population.




                                                           DECEMBER 31, 2002  11

PORTFOLIO PERFORMANCE DISCUSSION
THE ARMADA ADVANTAGE FUND



ARMADA ADVANTAGE SMALL CAP GROWTH FUND (CONTINUED)

[Graph Omitted]
[EDGAR Representation of Data Used in Printed Graphic as follows:

                Armada Advantage          Russel 2000
                Small Cap Growth             Growth
                    Fund(2)                 Index(1)
9/30/93             10,000                   10,000
1993                10,648                   10,262
1994                11,209                   10,013
1995                15,207                   13,120
1996                19,717                   14,598
1997                18,638                   16,489
1998                18,171                   16,692
1999                23,847                   23,884
2000                19,853                   18,527
2001                17,985                   16,817
2002                10,742                   11,728


    Armada Advantage Small Cap Growth Fund
    Average Annual Total Returns as of 12/31/02(2)
--------------------------------------------------------------------------------
                                                             DATE
                                            INCEPTION         OF
   1 YEAR        3 YEARS       5 YEARS       TO DATE       INCEPTION

   -40.27%       -23.34%       -10.43%        1.13%        09/23/93
--------------------------------------------------------------------------------
PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

(1) THE RUSSELL 2000 GROWTH INDEX IS A WIDELY-RECOGNIZED, CAPITALIZATION-WEIGHTED (COMPANIES WITH LARGER MARKET CAPITALIZATIONS HAVE MORE INFLUENCE THAN THOSE WITH SMALLER MARKET CAPITALIZATION) INDEX OF U.S. COMPANIES IN THE RUSSELL 2000 INDEX (WHICH INCLUDES THE 2000 SMALLEST OF THE 3000 LARGEST U.S. COMPANIES) WITH HIGHER GROWTH RATES AND PRICE-BOOK RATIOS. THE INDEX IS UNMANAGED AND DOES NOT REFLECT THE DEDUCTION OF FEES ASSOCIATED WITH A MUTUAL FUND, SUCH AS INVESTMENT MANAGEMENT AND FUND ACCOUNTING FEES. THE PERFORMANCE OF THE SMALL CAP GROWTH FUND REFLECTS THE DEDUCTION OF FEES FOR THESE VALUE-ADDED SERVICES. THE INVESTMENT RETURN AND NAV WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL INVESTMENT.
(2) EARNINGS FROM A VARIABLE ANNUITY INVESTMENT COMPOUND TAX-FREE UNTIL WITHDRAWAL, SO NO ADJUSTMENTS WERE MADE FOR INCOME TAXES.




12  DECEMBER 31, 2002

                                                          NOTICE TO SHAREHOLDERS
                                                       THE ARMADA ADVANTAGE FUND




For the fiscal year ended December 31, 2002, each Fund designated long term capital gains and ordinary income with regard to distributions paid during the year as follows:

                              (A)                     (B)                    (C)                 (D)                  (E)
                        Long Term (20%)      Long Long Term (18%)         Ordinary
                         Capital Gains           Capital Gains             Income               Total
                         Distributions           Distributions          Distributions        Distribution          Qualifying
Fund                      (Tax Basis)             (Tax Basis)            (Tax Basis)          (Tax Basis)          Dividends
----                    --------------       --------------------      ---------------      ---------------      --------------
Bond                         0.00%                  0.00%                  100.00%              100.00%               0.00%
International Equity         0.00%                  0.00%                    0.00%                0.00%               0.00%
Mid Cap Growth               0.00%                  0.00%                    0.00%                0.00%               0.00%
Small Cap Growth             0.00%                  0.00%                    0.00%                0.00%               0.00%

Items (A), (B), (C) and (D) are based on a percentage of the Fund's distribution. Item (E) is based on a percentage of ordinary income distributions of the Fund, and represents dividends which qualify for the corporate dividends received deduction.


                                                           DECEMBER 31, 2002  13

TRUSTEES AND OFFICERS OF THE TRUST
THE ARMADA ADVANTAGE FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                                            OCCUPATION(S)                        IN THE
                                POSITION(S)      LENGTH                 DURING PAST 5 YEARS/                  FUND COMPLEX
NAME, ADDRESS(1),              HELD WITH THE     OF TIME               OTHER DIRECTORSHIPS(3)                   OVERSEEN
AGE                                TRUST        SERVED(2)               HELD BY BOARD MEMBER                  BY TRUSTEE(4)
--------------------------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
Robert D. Neary               Chairman of the    Since          Retired Co-Chairman of Ernst & Young,              37
69                                Board and     August          April 1984 to September 1993; Director,
                                  Trustee        1998           Strategic Distribution, Inc., since
                                                                January 1999; Director, Commercial
                                                                Metals Company since March 2001.
--------------------------------------------------------------------------------------------------------------------------------
John F. Durkott                   Trustee        Since          President and Chief Executive Officer,             37
58                                              August          Kittle's Home Furnishings Center,  Inc.,
                                                 1998           since January 1982; partner,  Kittle's
                                                                Bloomington Properties LLC, since January
                                                                1981; partner,  KK&D LLC, since January
                                                                1989;  partner,  KK&D II LLC (affiliated
                                                                real estate companies of Kittle's Home
                                                                Furnishings Center, Inc.), since
                                                                February 1998.
--------------------------------------------------------------------------------------------------------------------------------
Robert J. Farling                 Trustee        Since          Retired  Chairman,  President  and Chief           37
66                                              August          Executive  Officer,  Centerior  Energy
                                                 1998           (electric utility), March 1992 to October 1997.

--------------------------------------------------------------------------------------------------------------------------------
Richard W. Furst                  Trustee        Since          Garvice D. Kincaid,  Professor of Finance          37
64                                              August          and Dean,  Gatton  College of Business
                                                 1998           and Economics, University of Kentucky,
                                                                since 1981.
--------------------------------------------------------------------------------------------------------------------------------
Gerald L. Gherlein                Trustee        Since          Retired; formerly, Executive Vice-President        37
64                                              August          and General Counsel, Eaton Corporation (global
                                                 1998           manufacturing), from 1991 to March 2000.
--------------------------------------------------------------------------------------------------------------------------------
Kathleen A. Obert                 Trustee        Since          Chairman and CEO, Edward Howard & Co.              37
44                                              August          (public relations agency), since 2001; CEO,
                                                 2002           Edward Howard & Co., 2000-2001; VP/Senior VP,
                                                                Edward Howard & Co., 1992-2000.
--------------------------------------------------------------------------------------------------------------------------------
J. William Pullen                 Trustee        Since          President and Chief Executive Officer,             37
63                                              August          Whayne Supply Co. (engine and heavy
                                                 1998           equipment distribution), since 1986.
--------------------------------------------------------------------------------------------------------------------------------




14  DECEMBER 31, 2002

                                                                                             TRUSTEES AND OFFICERS OF THE TRUST
                                                                                                      THE ARMADA ADVANTAGE FUND

--------------------------------------------------------------------------------------------------------------------------------
                                                                             PRINCIPAL                    NUMBER OF PORTFOLIOS
                                                                            OCCUPATION(S)                        IN THE
                                POSITION(S)      LENGTH                 DURING PAST 5 YEARS/                  FUND COMPLEX
NAME, ADDRESS(1),              HELD WITH THE     OF TIME               OTHER DIRECTORSHIPS(3)                   OVERSEEN
AGE                               TRUST        SERVED(2)               HELD BY BOARD MEMBER                  BY TRUSTEE(4)
--------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------
John G. Breen(5)                 Trustee         Since          Retired; Chairman and CEO, The                     37
68                                              August          Sherwin Williams Co., until May 2000;
                                                 2002           Director, The Sherwin Williams Co.;
                                                                Director, Parker Hannifin Corp.;
                                                                Director, Mead Westvaco Corp.;
                                                                Director, Goodyear Tire &
                                                                Rubber Co.; Director, The
                                                                Stanley Works.

--------------------------------------------------------------------------------------------------------------------------------
Herbert R. Martens, Jr.(5)     President and       Since        Executive Vice President, National City            37
50                                Trustee         August        Corporation (bank holding company), since
                                                   1998         July 1997; Chairman, President and
                                                                Chief Executive Officer, NatCity
                                                                Investments, Inc. (investment banking),
                                                                since July 1995; President and Chief
                                                                Executive Officer, Raffensberger,
                                                                Hughes & Co. (broker-dealer), from
                                                                1993 until 1995; President, Reserve Capital
                                                                Group, from 1990 until 1993.

--------------------------------------------------------------------------------------------------------------------------------
OFFICERS
--------------------------------------------------------------------------------------------------------------------------------
W. Bruce McConnel, III(6)        Secretary         Since        Partner, Drinker Biddle & Reath LLP,              N/A
59                                                  May         Philadelphia, PA (law firm).
                                                   1998

--------------------------------------------------------------------------------------------------------------------------------
Christopher F. Salfi(6)           Treasurer        Since        Director of Funds Accounting, SEI                 N/A
530 E. Swedesford Road                            August        Investments Co., since January 1998;
Wayne, PA 19087                                    2001         Fund Accounting Manager, SEI
39                                                              Investments Co., 1994 to 1997.
--------------------------------------------------------------------------------------------------------------------------------
Kathleen T. Barr(6)                 Assistant      Since        Senior Vice President (formerly Vice              N/A
1900 E. 9th Street,               Treasurer and   August        President),  Managing  Director of Armada
22nd Floor                         Compliance      2002         Funds Group,  National City Bank;
Cleveland, OH 44114                 Officer                     Managing Director, National City
47                                                              Investment Management Company.

--------------------------------------------------------------------------------------------------------------------------------
Timothy D. Barto(6)           Assistant Treasurer  Since        Vice President and Assistant Secretary,           N/A
One Freedom Valley Drive                            May         SEI Investments  Global Funds Services
Oaks, PA 19456                                     2000         and SEI  Investments  Distribution  Co.,
34                                                              since 1999;  Associate  Dechert Price &
                                                                Rhoads (law firm), 1997 to 1999; Associate,
                                                                Richter,  Miller & Finn (law firm),
                                                                1994 to 1997.
--------------------------------------------------------------------------------------------------------------------------------

(1) Each trustee can be contacted by writing to National City Bank, c/o Michael Nanosky, 1900 E. 9th Street, 22nd Floor,
    Cleveland, OH 44114.
(2) Each trustee holds office until the next meeting of shareholders at which trustees are elected following his election or appointment and until his or her successor has been elected and qualified.
(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange
    Act of 1934 (i.e.,"public companies") or other investment companies registered under the 1940 Act.
(4) The "Fund Complex" consists of all registered investment companies for which National City Investment Management Company
    (the "Adviser") or any of its affiliates serves as investment adviser, including The Armada Advantage Fund ("Advantage")
    and Armada Funds ("Armada"). In addition to Advantage, each trustee serves as a trustee of Armada. Mr. Neary and Mr. Martens serve as Chairman and President, respectively, of both Advantage and Armada. The number of portfolios overseen by the trustees includes5 portfolios of Advantage and 32 portfolios of Armada that were offered for sale as of the date of this
    Annual Report. The trustees have authorized additional portfolios that have not yet been made available to investors.
(5) Mr. Breen is considered to be an "interested person" of Advantage as defined in the 1940 Act because he owns shares of common stock of National City Corporation ("NCC"), the indirect parent company of the Adviser. Mr. Martens is considered to be an "interested person" of Advantage because (1) he is an Executive Vice president of NCC, (2) he owns shares of common stock and options to purchase common stock of NCC, and (3) he is the Chief Executive Officer of NatCity Investments,
    Inc., a broker-dealer affiliated with the Adviser.
(6) Mr. McConnel, Mr. Salfi, Ms. Barr and Mr. Barto also serve as Secretary, Treasurer, Assistant Treasurer/Compliance Officer,
    and Assistant Treasurer, respectively, of Armada. For more information regarding the trustees and officers, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-622-FUND (3863).

For more information regarding the trustees and officesrs, please refer to the Statement of Additional Information, which is available upon request by calling 1-800-622-FUND (3863).

                                                           DECEMBER 31, 2002  15

REPORT OF INDEPENDENT AUDITORS
THE ARMADA ADVANTAGE FUND



To the Shareholders and Board of Trustees
The Armada Advantage Fund

We have audited the accompanying statements of net assets of Armada Advantage Bond Fund, Armada Advantage International Equity Fund, Armada Advantage Mid Cap Growth Fund and Armada Advantage Small Cap Growth Fund (the "Funds") (each a portfolio of The Armada Advantage Fund) as of December 31, 2002, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the Funds' custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above listed Funds at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young


Philadelphia, Pennsylvania
February 3, 2003




16  DECEMBER 31, 2002

                                                            FINANCIAL HIGHLIGHTS
                                                       THE ARMADA ADVANTAGE FUND
SELECTED PER SHARE DATA AND RATIOS
FOR THE YEARS ENDED DECEMBER 31,



           NET ASSET                      REALIZED AND                        DISTRIBUTIONS     NET ASSET
             VALUE,                        UNREALIZED      DIVIDENDS FROM        FROM NET         VALUE,
           BEGINNING    NET INVESTMENT    GAINS(LOSSES)    NET INVESTMENT    REALIZED CAPITAL      END
           OF PERIOD     INCOME(LOSS)     ON SECURITIES        INCOME             GAINS         OF PERIOD    TOTAL RETURN
------------------------------------------------------------------------------------------------------------------------------------
 BOND FUND
------------------------------------------------------------------------------------------------------------------------------------
2002        $ 9.64         $ 0.37(1)         $ 0.50           $(0.56)            $(0.00)         $ 9.95          8.97%
2001(2)       9.68           0.46(1)           0.14            (0.64)             (0.00)           9.64          6.32
2000          9.72          .0.67              0.07            (0.78)             (0.00)           9.68          7.84
1999         10.92          .0.96             (1.19)           (0.83)             (0.14)           9.72         (1.96)
1998         10.70          .0.51              0.20            (0.49)             (0.00)          10.92          6.71
------------------------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
------------------------------------------------------------------------------------------------------------------------------------
2002        $ 7.58         $ 0.01(1)         $(1.39)          $(0.00)            $(0.00)         $ 6.20        (18.10)%
2001         12.05          (0.03)(1)         (3.19)           (0.00)             (1.25)           7.58        (25.59)
2000         20.51          (0.18)(1)         (3.22)           (0.00)             (5.06)          12.05        (18.27)
1999         13.83          (0.10)(1)          7.54            (0.00)             (0.76)          20.51         55.70
1998         12.44          (0.10)             1.55            (0.00)             (0.06)          13.83         11.61
------------------------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
2002        $ 4.13         $(0.04)(1)        $(1.26)          $(0.00)            $(0.00)         $ 2.83        (31.48)%
2001         13.63          (0.07)(1)         (4.00)           (0.00)             (5.43)           4.13        (19.72)
2000         21.27          (0.19)(1)         (0.29)           (0.00)             (7.16)          13.63         (8.86)
1999         15.70          (0.41)             7.08            (0.00)             (1.10)          21.27         44.36
1998         14.23          (0.16)             1.63            (0.00)             (0.00)          15.70         10.33
------------------------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
------------------------------------------------------------------------------------------------------------------------------------
2002        $ 9.76         $(0.14)(1)        $(3.79)          $(0.00)            $(0.00)         $ 5.83        (40.27)%
2001         15.41          (0.19)(1)         (2.06)           (0.00)             (3.40)           9.76         (9.41)
2000         20.77          (0.16)(1)         (2.85)           (0.00)             (2.35)          15.41        (16.75)
1999         16.69          (0.22)             5.16            (0.00)             (0.86)          20.77         31.24
1998         17.12          (0.20)            (0.23)           (0.00)             (0.00)          16.69         (2.51)

                                             RATIO OF NET       RATIO OF        RATIO OF NET
                             RATIO OF       INVESTMENT       EXPENSES TO     INVESTMENT LOSS
                            EXPENSES TO  INCOME/(LOSS) TO    AVERAGE NET      TO AVERAGE NET      PORTFOLIO
         NET ASSETS END     AVERAGE NET     AVERAGE NET     ASSETS (BEFORE     ASSETS (BEFORE      TURNOVER
         OF PERIOD (000)      ASSETS          ASSETS         FEE WAIVERS)      FEE WAIVERS)          RATE
---------------------------------------------------------------------------------------------------------------------
 BOND FUND
---------------------------------------------------------------------------------------------------------------------
2002       $ 4,540           2.00%             3.75%            2.00%              3.75%             87%
2001(2)      5,683           1.72              4.64             1.72               4.64              55
2000         6,438           1.71              5.45             1.71               5.45             127
1999         7,470           1.29              5.25             1.29               5.25             242
1998        12,337           1.44              5.00             1.50               4.94             190
---------------------------------------------------------------------------------------------------------------------
 INTERNATIONAL EQUITY FUND
---------------------------------------------------------------------------------------------------------------------
2002       $ 8,262           2.22%             0.16%            2.72%             (0.34)%            78%
2001        11,404           2.28             (0.34)            2.78              (0.84)            131
2000        16,253           2.30             (1.08)            2.56              (1.34)            137
1999        20,584           2.01             (0.69)            2.01              (0.69)            115
1998        18,371           2.05             (0.66)            2.11              (0.72)             73
---------------------------------------------------------------------------------------------------------------------
 MID CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
2002       $ 6,487           1.58%            (1.23)%           2.08%             (1.73)%            59%
2001        11,944           1.35             (0.88)            1.85              (1.38)             89
2000        17,882           1.51             (0.91)            1.61              (1.01)            191
1999        22,967           1.59             (1.09)            1.59              (1.09)            139
1998        29,066           1.51             (0.98)            1.57              (1.04)             71
---------------------------------------------------------------------------------------------------------------------
 SMALL CAP GROWTH FUND
---------------------------------------------------------------------------------------------------------------------
2002       $ 4,903           2.15%            (1.87)%           2.15%             (1.87)%           126%
2001         9,650           1.87             (1.51)            1.87              (1.51)            153
2000        12,264           1.67             (0.80)            1.67              (0.80)            145
1999        16,473           1.65             (1.08)            1.65              (1.08)            135
1998        22,454           1.53             (1.14)            1.60              (1.21)             83

(1) PER SHARE DATA CALCULATED USING AVERAGE SHARES OUTSTANDING METHOD.
(2) AS REQUIRED, EFFECTIVE JANUARY 1, 2001, THE BOND FUND IMPLEMENTED THE PROVISIONS OF THE AICPA AUDIT AND ACCOUNTING
    GUIDE, AUDITS OF INVESTMENT COMPANIES, AND BEGAN AMORTIZING PREMIUMS AND DISCOUNTS ON FIXED INCOME SECURITIES. THE
    EFFECT OF THIS CHANGE FOR THE YEAR ENDED DECEMBER 31, 2001 WAS TO INCREASE NET INVESTMENT INCOME PER SHARE AND
    DECREASE NET REALIZED AND UNREALIZED GAINS AND LOSSES PER SHARE BY $0.01 AND INCREASE THE RATIO OF NET INVESTMENT
    INCOME TO AVERAGE NET ASSETS FROM 4.55% TO 4.64%.
SEE NOTES TO FINANCIAL STATEMENTS.




                                                           DECEMBER 31, 2002  17

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND


BOND FUND
-------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
-------------------------------------------------------
CORPORATE BONDS -- 34.2%
BASIC MATERIALS -- 2.9%
  Alcoa
   6.500%, 06/01/11                  $ 60         $  68
  E.I. du Pont de Nemours
   6.875%, 10/15/09                    45            53
  Weyerhaeuser
   6.750%, 03/15/12                    10            11
                                                  -----
                                                    132

--------------------------------------------------------
CONSUMER CYCLICALS -- 1.4%
  Ford Motor
   7.450%, 07/16/31                    25            22
  Kohl's
   6.000%, 01/15/33                    10            10
  Target
   6.350%, 11/01/32                     5             5
   5.500%, 04/01/07                    25            27
                                                  -----
                                                     64

--------------------------------------------------------
CONSUMER NON-CYCLICALS -- 2.8%
  Coca-Cola Enterprises
   6.125%, 08/15/11                    10            11
  Kraft Foods
   5.250%, 06/01/07                    15            16
  Kroger
   7.250%, 06/01/09                    20            23
   6.375%, 03/01/08                    10            11
  Procter & Gamble, Cl A
   9.360%, 01/01/21                    25            34
  Safeway
   5.800%, 08/15/12                    20            21
  Unilever Capital
   5.900%, 11/15/32                    10            10
                                                  -----
                                                    126

--------------------------------------------------------
CONSUMER SERVICES -- 0.9%
  Comcast Cable Communications
   7.125%, 06/15/13                     5             5
   6.750%, 01/30/11                    20            21
  Walt Disney (MTN)
   6.200%, 06/20/14                    10            11
  Walt Disney, Series B
   5.875%, 12/15/17                     5             5
                                                  -----
                                                     42

--------------------------------------------------------
ENERGY -- 2.3%
  Anadarko Petroleum
   5.375%, 03/01/07                    15            16
   5.000%, 10/01/12                    10            10
  Conoco
   6.950%, 04/15/29                    50            57
  Wisconsin Energy
   5.500%, 12/01/08                    20            22
                                                  -----
                                                    105

-------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
-------------------------------------------------------
CORPORATE BONDS -- CONTINUED
FINANCIALS -- 17.6%
  Bank of America
   5.125%, 11/15/14                  $ 10         $  10
  Bank One
   6.000%, 08/01/08                    35            39
  BankBoston NA
   6.500%, 12/19/07                    30            34
  BB&T
   6.500%, 08/01/11                    15            17
  Bear Stearns
   6.500%, 05/01/06                    20            22
   4.000%, 01/31/08                    40            40
  Boeing Capital
   6.500%, 02/15/12                    50            53
  Credit Suisse First Boston
   6.500%, 01/15/12                    15            16
  First Union National Bank/Charlotte
   7.800%, 08/18/10                    30            36
  General Electric Capital, Cl A (MTN)
   6.000%, 06/15/12                    55            60
  General Motors Acceptance
   6.875%, 09/15/11                    20            20
  Goldman Sachs Group
   6.600%, 01/15/12                    15            17
  Household Finance
   6.750%, 05/15/11                    50            53
   5.750%, 01/30/07                     5             5
  JPMorgan Chase
   6.625%, 03/15/12                    10            11
  Lehman Brothers Holdings
   7.000%, 02/01/08                    50            57
  Mellon Funding
   5.000%, 12/01/14                    15            15
  Morgan Stanley Dean Witter
   8.000%, 06/15/10                    70            83
  Salomon Smith Barney Holdings
   6.250%, 01/15/05                   105           113
  US Bank NA
   6.300%, 02/04/14                    15            17
  Wachovia
   6.950%, 11/01/04                    20            22
  Wells Fargo
   6.450%, 02/01/11                    50            56
                                                  -----
                                                    796

--------------------------------------------------------
INDUSTRIALS -- 1.4%
  Emerson Electric
   5.850%, 03/15/09                    20            22
  Illinois Tool Works
   5.750%, 03/01/09                    25            27
  Systems 2001 Asset Trust (A)
   6.664%, 09/15/13                    13            14
                                                  -----
                                                     63

--------------------------------------------------------

18  DECEMBER 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


BOND FUND
-------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
-------------------------------------------------------
CORPORATE BONDS -- CONTINUED
TECHNOLOGY -- 1.4%
  Hewlett-Packard
   7.150%, 06/15/05                  $ 20         $  22
   5.750%, 12/15/06                    25            27
  International Business Machines
   5.875%, 11/29/32                    15            15
                                                  -----
                                                     64

-------------------------------------------------------
TELECOMMUNICATIONS -- 1.4%
  Cox Communications
   6.750%, 03/15/11                    20            21
  SBC Communications
   5.875%, 02/01/12                    10            11
   5.875%, 08/15/12                    15            16
  Sprint Capital
   8.375%, 03/15/12                     5             5
  Verizon New Jersey
   5.875%, 01/17/12                    10            11
                                                  -----
                                                     64

-------------------------------------------------------
TRANSPORTATION -- 2.1%
  CSX
   6.300%, 03/15/12                     5             6
  Norfolk Southern
   6.200%, 04/15/09                    30            33
  Union Pacific
   6.125%, 01/15/12                    15            16
  US Airways, Series 2000-3G
   7.890%, 03/01/19                    38            40
                                                  -----
                                                     95

-------------------------------------------------------
Total Corporate Bonds (Cost $1,426)               1,551
-------------------------------------------------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS -- 30.0%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 0.9%
   7.000%, 11/01/28                    40            42

-------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 25.6%
   6.500%, 11/01/31 to 06/01/32       699           728
   6.000%, 08/01/28                   368           382
   5.735%, 01/01/09                    48            52
                                                  -----
                                                  1,162

-------------------------------------------------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION -- 3.5%
   6.500%, 09/15/23 to 04/15/29       150           158
-------------------------------------------------------
Total U.S. Government Agency Mortgage-Backed
   Obligations (Cost $1,302)                      1,362
-------------------------------------------------------
ASSET-BACKED SECURITIES -- 9.9%
AUTOMOTIVE -- 2.3%
  ANRC Auto Owner Trust, Series 2001-A, Cl A4
   4.320%, 06/16/08                   100           104
-------------------------------------------------------


-------------------------------------------------------
                                     PAR          VALUE
                                    (000)         (000)
-------------------------------------------------------
ASSET-BACKED SECURITIES -- CONTINUED
MORTGAGE RELATED -- 3.4%
  General Motors Acceptance,
   Series 2001-HE-2, Cl IIA4
   6.370%, 09/25/31                  $ 53         $  55
  Saxon Asset Securities Trust,
   Series 1999-3, Cl AF6
   7.525%, 06/25/14                    94           102
                                                  -----
                                                    157
-------------------------------------------------------
OTHER -- 4.2%
  Detroit Edison Securitization Funding LLC,
   Series 2001-1, Cl A6
   6.620%, 03/01/16                    50            57
  PECO Energy Transition Trust,
   Series 2001-A, Cl A1
   6.520%, 12/31/10                    65            74
  PSE&G Transition Funding LLC,
   Series 2001-1, Cl A8
   6.890%, 12/15/17                    50            59
                                                  -----
                                                    190

-------------------------------------------------------
Total Asset-Backed Securities (Cost $412)           451
-------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 7.1%
U.S. TREASURY BOND -- 4.1%
   6.250%, 08/15/23                   160           188
-------------------------------------------------------
U.S. TREASURY NOTES -- 3.0%
   4.375%, 05/15/07                    30            32
   3.250%, 05/31/04                   100           103
                                                  -----
                                                    135
-------------------------------------------------------
Total U.S. Treasury Obligations (Cost $283)         323
-------------------------------------------------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 5.2%
  First Union Lehman Brothers-Bank of America,
   Series 1998-C2, Cl A2
   6.560%, 11/18/35                    60            68
  Prudential Securities Secured Financing,
   Series 1999-NRF1, Cl A2
   6.350%, 09/15/07                   155           169
-------------------------------------------------------
Total Commercial Mortgage-Backed
 Securities (Cost $216)                             237
-------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 4.9%
FEDERAL HOME LOAN MORTGAGE CORPORATION -- 1.3%
   6.250%, 07/15/04                    55            59

-------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 3.6%
   6.625%, 11/15/30                     5             6
   3.875%, 03/15/05                   150           157
                                                  -----
                                                    163
-------------------------------------------------------
Total U.S. Government Agency
 Obligations (Cost $218)                            222
-------------------------------------------------------


                                                           DECEMBER 31, 2002  19

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND



BOND FUND
-------------------------------------------------------
                                  NUMBER OF       VALUE
                              SHARES/PAR (000)    (000)
-------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATION -- 2.7%
  Vendee Mortgage Trust, Series 1999-3, Cl D
   6.500%, 06/15/25                  $115        $  123

-------------------------------------------------------
Total Collateralized Mortgage
 Obligation (Cost $107)                             123
-------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 5.6%
  Armada Money Market Fund, Cl I+    253,713        254
-------------------------------------------------------
Total Related Party Money Market
 Fund (Cost $254)                                   254
-------------------------------------------------------
Total Investments -- 99.6% (Cost $ 4,218)         4,523
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- 0.4%
   Investment Advisory Fees Payable                  (2)
   Other Assets and Liabilities                      19
-------------------------------------------------------
Total Other Assets and Liabilities, Net:             17
-------------------------------------------------------
NET ASSETS:
  Shares of beneficial interest
   (unlimited authorization-- no par value)
   based on 456,334 outstanding shares            4,503
  Undistributed net investment income               214
  Accumulated net realized loss on investments     (482)
  Net unrealized appreciation on investments        305
-------------------------------------------------------
Total Net Assets -- 100.0%                       $4,540
-------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share                                 $9.95
-------------------------------------------------------
 +  SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
(A) PRIVATE PLACEMENT SECURITY
 CL -- CLASS
LLC -- LIMITED LIABILITY COMPANY
MTN -- MEDIUM TERM NOTE
NA -- NATIONAL ASSOCIATION SEE NOTES TO FINANCIAL STATEMENTS.





20  DECEMBER 31, 2002

                                                        STATEMENT OF NET ASSETS
                                                      THE ARMADA ADVANTAGE FUND


INTERNATIONAL EQUITY FUND
-------------------------------------------------------
                                   NUMBER         VALUE
                                  OF SHARES       (000)
-------------------------------------------------------
FOREIGN COMMON STOCK -- 91.9%
AUSTRALIA -- 0.4%
  Origin Energy#                   16,500        $   34
-------------------------------------------------------
AUSTRIA -- 0.4%
  Erste Bank                          500            34
-------------------------------------------------------
BELGIUM -- 1.4%
  Fortis                            1,800            31
  Interbrew                         1,080            26
  Umicore#                          1,362            59
                                                 ------
                                                    116
-------------------------------------------------------
CANADA -- 0.5%
  Talisman Energy                   1,100            40
-------------------------------------------------------
CHINA -- 0.5%
  Huaneng Power International,
     Cl H                           55,519           45
-------------------------------------------------------
DENMARK -- 0.7%
  Novo-Nordisk, Cl B                1,918            55
-------------------------------------------------------
FINLAND -- 1.1%
  Nokia Oyj, ADR                    3,950            61
  Sampo Oyj, Cl A#                  3,900            30
                                                 ------
                                                     91
-------------------------------------------------------
FRANCE -- 6.3%
  Accor                               900            27
  Aventis, ADR                        780            42
  Axa                               2,866            39
  Bouygues                          2,100            59
  Carrefour                           400            18
  L'Oreal                             960            73
  Societe Generale, Cl A              500            29
  Total Fina Elf                      975           139
  Total Fina Elf, ADR                 450            32
  Vinci                             1,100            62
                                                 ------
                                                    520
-------------------------------------------------------
GERMANY -- 6.5%
  BASF                              1,130            43
  Bayerische Motoren Werke          1,250            38
  DaimlerChrysler                   1,000            31
  Deutsche Bank                     1,470            68
  Deutsche Boerse                     700            28
  Deutsche Telekom                  4,900            63
  E.On                              1,750            71
  Gehe                                650            25
  SAP, ADR                          1,200            23
  Schering                            550            24
  Siemens#                          1,950            83
  Wella                               600            36
                                                 ------
                                                    533

-------------------------------------------------------
GREECE -- 0.7%
  Hellenic Telecommunications
Organization                         5,400           60
-------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
HONG KONG -- 1.5%
  Cathay Pacific Airways           38,800         $  53
  CLP Holdings                      9,200            37
  Swire Pacific, Cl A               9,800            37
                                                 ------
                                                    127
-------------------------------------------------------
IRELAND -- 1.1%
  Allied Irish Banks                2,600            35
  Bank of Ireland                   5,071            52
                                                 ------
                                                     87
-------------------------------------------------------
ITALY -- 5.4%
  Alleanza Assicurazioni#           3,700            28
  Assicurazioni Generali#           2,195            45
  Banca Popolare di Milano*        14,900            54
  ENI-Ente Nazionale Idrocarburi#   4,650            74
  Mediolanum#                       5,000            26
  Riunione Adriatica de Sicurta#    3,600            44
  Saipem                            4,808            32
  Telecom Italia#                  12,937            98
  TIM                               9,000            41
                                                 ------
                                                    442
-------------------------------------------------------
JAPAN -- 16.3%
  Ajinomoto                         2,100            22
  Banyu Pharmaceutical              1,850            17
  Canon                             3,673           138
  Denso                             3,000            49
  FamilyMart                        1,200            24
  Fast Retailing                    1,800            63
  Fuji Photo Film                   2,000            65
  Honda Motor                       1,900            70
  Japan Tobacco                         5            34
  Kao                                 900            20
  Matsushita Electric Industrial    4,500            44
  Mitsubishi Heavy Industries      16,700            41
  Mitsumi Electric                  2,000            18
  Nissin Food Products              1,300            29
  NTT DoCoMo                           66           122
  Osaka Gas                        18,000            45
  Seven - Eleven Japan                600            18
  Shin-Etsu Chemical                1,750            57
  SMC                                 517            49
  Sony, ADR                         2,392            99
  Takeda Chemical Industries        1,600            67
  Tokyo Gas                        21,700            68
  Toyo Ink Manufacturing#           9,615            26
  Toyota Motor                      6,000           161
                                                 ------
                                                  1,346
-------------------------------------------------------
MEXICO -- 1.3%
  Cemex, ADR                        1,900            41
  Fomento Economico Mexicano, ADR   1,042            38
  Telefonos de Mexico, ADR          1,000            32
                                                 ------
                                                    111
-------------------------------------------------------




                                                           DECEMBER 31, 2002  21

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND



INTERNATIONAL EQUITY FUND



-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
NETHERLANDS -- 6.2%
  ABN Amro Holding                  2,300        $   38
  Aegon                             4,100            53
  Akzo Nobel                          900            28
  Heineken                          1,300            51
  ING Groep                         4,056            69
  Reed Elsevier                     2,000            24
  Royal Dutch Petroleum, ADR        3,000           132
  TPG                               1,900            31
  Unilever, ADR                     1,460            90
                                                 ------
                                                    516
-------------------------------------------------------
NEW ZEALAND -- 0.6%
  Telecom Corp of New Zealand      19,450            46
-------------------------------------------------------
NORWAY -- 1.2%
  Norsk Hydro                       1,024            46
  Telenor                          14,900            57
                                                 ------
                                                    103
-------------------------------------------------------
PORTUGAL -- 0.6%
  Portugal Telecom                  6,900            47
-------------------------------------------------------
SINGAPORE -- 0.6%
  Singapore Airlines                8,400            49
-------------------------------------------------------
SOUTH KOREA -- 1.5%
  Posco, ADR                        3,182            79
  Samsung Electronics, GDR            340            45
                                                 ------
                                                    124
-------------------------------------------------------
SPAIN -- 3.1%
  Acerinox                            900            33
  Aguas de Barcelona                8,300            84
  Banco Bilbao Vizcaya Argentaria   3,455            33
  Gas Natural                       1,500            28
  Telefonica*                       9,129            82
                                                 ------
                                                    260
-------------------------------------------------------
SWEDEN -- 1.8%
  Atlas Copco, Cl A                 1,000            19
  Nordea                           14,500            64
  Sandvik                           2,846            64
                                                 ------
                                                    147
-------------------------------------------------------
SWITZERLAND -- 7.3%
  Credit Suisse Group*              1,100            24
  Nestle                              652           138
  Novartis                          2,930           107
  Roche Holding                     1,320            92
  Swatch Group, Cl B                  300            25
  Swisscom                            295            86
  UBS*                              2,701           131
                                                 ------
                                                    603
-------------------------------------------------------
FOREIGN COMMON STOCK -- CONTINUED
UNITED KINGDOM -- 24.9%
  Amvescap                          5,500         $  35
  AstraZeneca, ADR                  1,689            59
  Barclays                         11,176            69
  Barratt Developments              8,500            54
  BG Group                          7,500            32
  BHP Billiton                     13,768            74
  BOC Group                         3,000            43
  BP                               39,769           274
  BP, ADR                           2,534           103
  Cadbury Schweppes                 6,500            41
  Centrica                         17,900            49
  Compass Group                     4,300            23
  Diageo                            1,818            20
  easyJet*                         10,000            44
  Friends Provident                13,300            26
  GlaxoSmithKline, ADR              4,500           169
  HBOS                              6,000            63
  Hilton Group                     13,761            37
  HSBC Holdings                    16,263           178
  Kingfisher                       17,700            63
  Land Securities Group             2,100            27
  Lloyds TSB Group                  9,800            70
  National Grid Transco             3,300            24
  Royal Bank of Scotland Group      5,369           129
  Scottish & Newcastle              4,800            36
  Shell Transport & Trading        11,300            75
  Shire Pharmaceuticals*            2,400            15
  Tesco                            21,900            68
  Vodafone Group                   87,605           160
                                                 ------
                                                  2,060

-------------------------------------------------------
Total Foreign Common Stock (Cost $7,835)          7,596
-------------------------------------------------------
FOREIGN PREFERRED STOCK -- 0.5%
GERMANY -- 0.5%
  Henkel KGaA                         628            40
-------------------------------------------------------
Total Foreign Preferred Stock (Cost $43)             40
-------------------------------------------------------

22  DECEMBER 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


INTERNATIONAL EQUITY FUND
-------------------------------------------------------
                                  NUMBER OF       VALUE
                              SHARES/PAR (000)    (000)
-------------------------------------------------------
FOREIGN BOND -- 1.1%
BRAZIL -- 1.1%
  Federal Republic of Brazil
  11.000%, 08/17/40                  $140          $ 87
-------------------------------------------------------
Total Foreign Bond (Cost $104)                       87
-------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 6.2%
  Armada Money Market Fund, Cl I+ 510,655           511
-------------------------------------------------------
Total Related Party Money Market
  Fund (Cost $511)                                  511
-------------------------------------------------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
   FOR LOANED SECURITIES (SEE NOTE 7) -- 6.3%       526
-------------------------------------------------------
Total Short-Term Investments Held as Collateral
   for Loaned Securities (Cost $526)                526
-------------------------------------------------------
Total Investments -- 106.0% (Cost $ 9,019)        8,760
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (6.0)%
   Obligation to Return Securities
    Lending Collateral                             (526)
   Investment Advisory Fees Payable                  (5)
   Custodian Fees Payable                            (4)
   Other Assets and Liabilities                      37
-------------------------------------------------------
Total Other Assets and Liabilities, Net:           (498)
-------------------------------------------------------
NET ASSETS:
  Shares of beneficial interest
   (unlimited authorization-- no par value)
   based on 1,333,222 outstanding shares         12,361
  Accumulated net investment loss                   (20)
  Accumulated  net realized  loss on investments
   and futures                                   (3,828)
 Net unrealized depreciation on investments
   and futures                                     (257)
 Net unrealized appreciation on foreign
   currency and translation of other assets
   and liabilities in foreign currency                6
-------------------------------------------------------
Total Net Assets -- 100.0%                      $ 8,262
-------------------------------------------------------
 Net Asset Value, Offering and Redemption
  Price Per Share                                 $6.20
-------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN AT DECEMBER 31, 2002. + SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN  DEPOSITORY RECEIPT
CL -- CLASS
GDR -- GLOBAL DEPOSITORY RECEIPT
SEE NOTES TO FINANCIAL STATEMENTS.


At December 31, 2002, sector diversification of the Fund was as follows:

                                     % OF         VALUE
SECTOR DIVERSIFICATION            NET ASSETS      (000)
------------------------         ------------  ----------
Basic Materials                        5.0%     $  416
Commercial Services                    6.3         524
Consumer Cyclicals                     8.8         729
Consumer Non-Cyclicals                10.2         845
Consumer Services                      3.9         320
Energy                                16.9       1,397
Financials                            18.7       1,552
Healthcare                             8.2         673
Industrials                            1.9         155
Telecommunications                    11.6         954
Transportation                         0.4          31
-------------------------------------------------------
TOTAL FOREIGN COMMON STOCK            91.9       7,596
FOREIGN PREFERRED STOCK                0.5          40
FOREIGN BOND                           1.1          87
RELATED PARTY MONEY MARKET FUND        6.2         511
SHORT-TERM INVESTMENTS HELD AS
 COLLATERAL FOR LOANED SECURITIES      6.3         526
-------------------------------------------------------
TOTAL INVESTMENTS                    106.0       8,760
OTHER ASSETS AND LIABILITIES          (6.0)       (498)
-------------------------------------------------------
TOTAL NET ASSETS                     100.0%     $8,262





                                                           DECEMBER 31, 2002  23

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND


MID CAP GROWTH FUND
-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
COMMON STOCK -- 97.7%
COMMERCIAL SERVICES -- 10.2%
  Affiliated Computer Services, Cl A* 950        $   50
  Computer Sciences*#               1,600            55
  DST Systems*                      2,200            78
  Fiserv*                           3,100           105
  IMS Health                        3,700            59
  Lamar Advertising*                1,200            40
  Manpower                          1,550            50
  Moody's                             700            29
  Royal Caribbean Cruises#          2,300            39
  Sungard Data Systems*             4,300           101
  Viad                              2,400            54
                                                 ------
                                                    660
-------------------------------------------------------
CONSUMER CYCLICALS -- 13.8%
  Advance Auto Parts*#                950            47
  Alberto-Culver, Cl B                900            45
  Autozone*                           400            28
  Bed Bath & Beyond*                1,200            42
  Big Lots*                         4,200            56
  Blockbuster, Cl A                 1,600            20
  Brinker International*            3,300           106
  Family Dollar Stores              3,850           120
  Fortune Brands                      700            33
  Harman International Industries     900            54
  MSC Industrial Direct, Cl A*      2,500            44
  O'Reilly Automotive*              2,850            72
  Petsmart*                         4,500            77
  Reebok International*             1,400            41
  Ross Stores                       1,800            76
  TJX                               1,800            35
                                                 ------
                                                    896
-------------------------------------------------------
CONSUMER NON-CYCLICALS -- 4.0%
  Avon Products                       500            27
  Clorox                            1,200            49
  Estee Lauder, Cl A                1,250            33
  Pepsi Bottling Group              2,600            67
  Performance Food Group*           1,250            42
  Whole Foods Market*                 750            40
                                                 ------
                                                    258
-------------------------------------------------------
CONSUMER SERVICES -- 9.4%
  Belo, Cl A                        1,800            38
  CEC Entertainment*                1,000            31
  Darden Restaurants                3,100            64
  Hilton Hotels                    10,600           135
  International Game Technology*    1,650           125
  McGraw-Hill                         600            36
  New York Times, Cl A              1,500            69
  Univision Communications, Cl A*#  1,800            44
  Yum! Brands*                      2,900            70
                                                 ------
                                                    612
-------------------------------------------------------
COMMON STOCK -- CONTINUED
ENERGY -- 3.8%
  Apache                            2,000         $ 114
  Ocean Energy                      3,000            60
  XTO Energy                        3,000            74
                                                 ------
                                                    248
-------------------------------------------------------
FINANCIALS -- 6.9%
  ACE                               1,650            48
  Countrywide Financial               700            36
  Equifax                           2,600            60
  Federated Investors, Cl B         2,700            69
  Progressive                       1,700            84
  RenaissanceRe Holdings            1,300            52
  Willis Group Holdings*            3,375            97
                                                 ------
                                                    446
-------------------------------------------------------
HEALTHCARE -- 23.3%
  Allergan#                         2,250           130
  Anthem*                           1,400            88
  Biogen*#                          2,000            80
  Caremark Rx*                      5,700            93
  Charles River Laboratories
    International*                  3,400           131
  Cytyc*                            4,600            47
  First Health Group*               6,400           156
  Forest Laboratories*                800            78
  Idec Pharmaceuticals*#            1,750            58
  King Pharmaceuticals*             3,516            60
  Laboratory of America Holdings*   3,900            91
  Medimmune*                        3,200            87
  Omnicare                          5,300           126
  OSI Pharmaceuticals*              2,550            42
  SICOR*                            4,400            70
  St. Jude Medical*                 1,400            55
  Stryker#                            550            37
  WellPoint Health Networks*        1,200            85
                                                 ------
                                                  1,514

-------------------------------------------------------
INDUSTRIALS -- 0.7%
  ITT Industries                      700            42
-------------------------------------------------------
TECHNOLOGY -- 23.1%
  Adobe Systems                     4,500           112
  Altera*                           3,200            39
  Atmel*#                          21,300            48
  AVX                               8,400            82
  BMC Software*                     7,100           121
  Citrix Systems*                   4,400            54
  Dupont Photomasks*                4,000            93
  Empresa Brasileira de
   Aeronautica, ADR                 4,496            72
  Ingram Micro, Cl A*               2,500            31
  Intuit*                             650            31
  Kla-Tencor*                       1,850            65
  Lawson Software*                 17,950           103
  Lexmark International*            2,400           145





24  DECEMBER 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


MID CAP GROWTH FUND
-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- CONTINUED
  Microchip Technology#             3,000        $   73
  National Semiconductor*           6,650           100
  Novellus Systems*                 2,000            56
  Peoplesoft*                       4,800            88
  Symantec*                         1,050            43
  Tech Data*                        3,350            90
  Teradyne*#                        4,000            52
                                                 ------
                                                  1,498
-------------------------------------------------------
TELECOMMUNICATIONS -- 0.5%
  Nextel Communications, Cl A*      2,700            31
-------------------------------------------------------
TRANSPORTATION -- 2.0%
  Skywest                           3,800            50
  Southwest Airlines#               5,900            82
                                                 ------
                                                    132
-------------------------------------------------------
Total Common Stock (Cost $6,955)                  6,337
-------------------------------------------------------
RELATED PARTY MONEY MARKET FUND -- 2.7%
  Armada Money Market Fund, Cl I+ 178,806           179
-------------------------------------------------------
Total Related Party Money Market
 Fund (Cost $179)                                   179
-------------------------------------------------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
   FOR LOANED SECURITIES (SEE NOTE 7) -- 11.2%      725
-------------------------------------------------------
Total Short-Term Investments Held as Collateral
   for Loaned Securities (Cost $725)                725
-------------------------------------------------------
Total Investments -- 111.6% (Cost $ 7,859)        7,241
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES --(11.6)%
   Obligation to Return Securities
    Lending Collateral                             (725)
   Investment Advisory Fees Payable                  (3)
   Other Assets and Liabilities                     (26)
-------------------------------------------------------
Total Other Assets and Liabilities, Net:           (754)
-------------------------------------------------------
NET ASSETS:
  Shares of beneficial interest
   (unlimited authorization-- no par value)
   based on 2,292,975 outstanding shares         12,650
  Accumulated net realized loss on
   investments and futures                       (5,545)
  Net unrealized depreciation on investments       (618)
-------------------------------------------------------
Total Net Assets -- 100.0%                      $ 6,487
-------------------------------------------------------
 Net Asset Value, Offering and Redemption
  Price Per Share                                 $2.83
-------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN AT DECEMBER 31, 2002.
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.






                                                          DECEMBER 31, 2002  25

STATEMENT OF NET ASSETS
THE ARMADA ADVANTAGE FUND



SMALL CAP GROWTH FUND
-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
COMMON STOCK -- 94.1%
BASIC MATERIALS -- 1.4%
  Delta & Pine Land                 1,950         $  40
  Jarden*                           1,250            30
                                                  -----
                                                     70
-------------------------------------------------------
COMMERCIAL SERVICES -- 10.7%
  Advisory Board*                     700            21
  Arbitron*                           950            32
  CACI International, Cl A*         1,000            35
  Career Education*                   900            36
  Corinthian Colleges*              1,000            38
  Corporate Executive Board*        1,750            56
  Education Management*               900            34
  EPIQ Systems*#                    1,900            29
  Fair Isaac                          650            28
  Getty Images*                     1,200            37
  Hearst-Argyle Television*         2,000            48
  Investors Financial Services        850            23
  Mantech International, Cl A*      1,050            20
  MPS Group*                        4,850            27
  Shuffle Master*#                  1,450            28
  TeleTech Holdings*                4,600            33
                                                  -----
                                                    525
-------------------------------------------------------
CONSUMER CYCLICALS -- 9.1%
  99 Cents Only Stores*             1,500            40
  AC Moore Arts & Crafts*#          1,550            20
  AnnTaylor Stores*                 1,100            22
  Claire's Stores                   1,000            22
  Cost Plus*                        1,300            37
  Finish Line, Cl A*                3,200            34
  Gymboree*                         1,250            20
  Harman International Industries     750            45
  Hollywood Entertainment*          1,350            20
  HOT Topic*                          650            15
  J. Jill Group*                    1,200            17
  Movie Gallery*#                   1,500            20
  O'Reilly Automotive*#             1,000            25
  Petsmart*                         1,500            26
  Pier 1 Imports                    1,600            30
  Too*                              1,100            26
  Winnebago Industries                650            25
                                                  -----
                                                    444
-------------------------------------------------------
CONSUMER NON-CYCLICALS -- 3.9%
  American Italian Pasta, Cl A*#      700            25
  Buca*#                            3,500            29
  NBTY*                             1,800            32
  Panera Bread, Cl A*               1,500            52
  Performance Food Group*             650            22
  Whole Foods Market*                 600            32
                                                  -----
                                                    192
-------------------------------------------------------

-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
COMMON STOCK -- CONTINUED
CONSUMER SERVICES -- 5.8%
  Alliance Gaming*                  2,000         $  34
  Bright Horizons Family Solutions* 1,650            46
  Cheesecake Factory*                 750            27
  Entercom Communications*#         1,250            59
  Lin TV, Cl A*                     1,250            30
  Penn National Gaming*             1,700            27
  PF Chang's China Bistro*#           800            29
  Radio One, Cl A*                  1,950            29
                                                  -----
                                                    281
-------------------------------------------------------
ENERGY -- 6.0%
  Evergreen Resources*                550            25
  Patterson-UTI Energy*#            1,700            51
  Quicksilver Resources*            1,400            31
  Spinnaker Exploration*            1,450            32
  Superior Energy Services*         5,700            47
  Ultra Petroleum*                  4,300            43
  Varco International*              3,750            65
                                                  -----
                                                    294
-------------------------------------------------------
FINANCIALS -- 8.3%
  Affiliated Managers Group*          750            38
  Bankunited Financial, Cl A*       2,500            40
  Brookline Bancorp                 3,750            45
  East-West Bancorp                 1,650            60
  Erie Indemnity, Cl A              1,200            43
  Hilb Rogal & Hamilton               800            33
  Mercury General                   1,500            56
  Raymond James Financial             950            28
  Southwest Bancorp of Texas*       1,200            35
  Stilwell Financial*               2,300            30
                                                  -----
                                                    408
-------------------------------------------------------
HEALTHCARE -- 21.1%
  Acambis, ADR*                     1,350            59
  Accredo Health*                   1,350            48
  Advanced Neuromodulation Systems*   700            25
  Affymetrix*#                      1,100            25
  Amerigroup*                       1,050            32
  Amsurg*                             800            16
  Atherogenics*                     3,550            26
  Axcan Pharma*                     3,050            36
  Charles River Laboratories
    International*#                   950            37
  Coventry Health Care*               750            22
  Dianon Systems*#                    750            36
  Eon Labs*                         1,550            29
  Genta*#                           3,150            24
  Integra LifeSciences Holdings*    1,450            26
  Inveresk Research Group*          1,650            36
  Isis Pharmaceuticals*#            2,450            16
  Kos Pharmaceuticals*#             1,450            28
  LifePoint Hospitals*#             1,600            48
  Medicis Pharmaceutical, Cl A*     1,000            50





26  DECEMBER 31, 2002

                                                         STATEMENT OF NET ASSETS
                                                       THE ARMADA ADVANTAGE FUND


SMALL CAP GROWTH FUND
-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
COMMON STOCK -- CONTINUED
HEALTHCARE -- CONTINUED
  Meridian Medical Technologies*      600         $  27
  Merit Medical Systems*            1,150            23
  Mid Atlantic Medical Services*    1,300            42
  Neurocrine Biosciences*             700            32
  NPS Pharmaceuticals*                850            21
  Pharmaceutical Product Development* 800            23
  Pharmaceutical Resources*           950            28
  Priority Healthcare, Cl B*        1,000            23
  Province Healthcare*              2,100            20
  Renal Care Group*                   800            25
  Sangstat Medical*                 1,800            20
  Scios*#                           1,250            41
  SICOR*                            1,650            26
  Stericycle*                         700            23
  Steris*                           1,700            41
                                                  -----
                                                  1,034
-------------------------------------------------------
INDUSTRIALS -- 3.5%
  AGCO*                             1,300            29
  Clarcor                             850            27
  Flir Systems*                       650            32
  Hughes Supply                     1,100            30
  Waste Connections*                  700            27
  Wilson Greatbatch Technologies*     900            26
                                                  -----
                                                    171
-------------------------------------------------------
TECHNOLOGY -- 22.1%
  Actel*                            1,900            31
  Activision*#                      1,900            28
  Adaptec*#                         4,000            23
  Advanced Fibre Communication*     1,600            27
  ASM International*#               2,100            27
  ATMI*                             1,300            24
  Benchmark Electronics*            1,000            29
  Borland Software*                 1,650            20
  Brooks-PRI Automation*            2,050            23
  Coinstar*                         1,200            27
  Cymer*                            1,150            37
  Documentum*                       1,600            25
  Dupont Photomasks*                1,150            27
  Exar*                             1,950            24
  Hotels.com, Cl A*                   550            30
  Hyperion Solutions*               1,000            26
  Identix*#                         3,950            20
  Integrated Circuit Systems*#      1,450            26
  Intergraph*                       1,550            28
  Intersil, Cl A*                   1,300            18
  Itron*                            2,050            39
  Manhattan Associates*             1,400            33
  MRO Software*                     2,150            26
  NETIQ*                            1,950            24
  NetScreen Technologies*           1,950            33
  O2Micro International*            2,200            21
  Pinnacle Systems*                 4,000            54
  Plexus*                           2,050            18
  Power Integrations*               1,700            29
-------------------------------------------------------
                                  NUMBER          VALUE
                                OF SHARES         (000)
-------------------------------------------------------
COMMON STOCK -- CONTINUED
TECHNOLOGY -- CONTINUED
  Precise Software Solutions*       2,550         $  42
  SCM Microsystems*                 3,300            14
  Semtech*                          1,750            19
  Silicon Storage Technology*       4,900            20
  Sypris Solutions                  2,450            25
  United Defense Industries*        1,150            27
  Varian*                             800            23
  Varian Semiconductor Equipment
   Associates*                      1,350            32
  WebEx Communications*#            1,450            22
  Websense*                         1,550            33
  Zoran*                            2,100            30
                                                  -----
                                                  1,084
-------------------------------------------------------
TRANSPORTATION -- 2.2%
  JB Hunt Transport Services*       1,550            46
  Knight Transportation*            1,300            27
  Skywest                           2,700            35
                                                  -----
                                                    108
-------------------------------------------------------
Total Common Stock (Cost $4,856)                  4,611
-------------------------------------------------------
RELATED PARTY MONEY MARKET FUND-- 6.1%
  Armada Money Market Fund, Cl I+ 299,921           300
-------------------------------------------------------
Total Related Party Money Market
  Fund (Cost $300)                                  300
-------------------------------------------------------
SHORT-TERM INVESTMENTS HELD AS COLLATERAL
   FOR LOANED SECURITIES (SEE NOTE 7) -- 14.0%      686
-------------------------------------------------------
Total for Short-Term Investments Held as Collateral
   for Loaned Securities (Cost $686)                686
-------------------------------------------------------
Total Investments -- 114.2% (Cost $ 5,842)        5,597
-------------------------------------------------------
OTHER ASSETS AND LIABILITIES -- (14.2)%
   Obligation to Return Securities
    Lending Collateral                             (686)
   Investment Advisory Fees Payable                  (4)
   Other Assets and Liabilities                      (4)
-------------------------------------------------------
Total Other Assets and Liabilities, Net:           (694)
-------------------------------------------------------
NET ASSETS:
  Shares of beneficial interest
   (unlimited authorization -- no par value)
   based on 841,531 outstanding shares            8,663
  Accumulated net realized loss
    on investments and futures                   (3,509)
  Net unrealized depreciation on
     investments and futures                       (251)
-------------------------------------------------------
Total Net Assets -- 100.0%                       $4,903
-------------------------------------------------------
Net Asset Value, Offering and Redemption
  Price Per Share                                 $5.83
-------------------------------------------------------
* NON-INCOME PRODUCING SECURITY
# SECURITY FULLY OR PARTIALLY ON LOAN AT DECEMBER 31, 2002.
+ SEE NOTE 3 IN NOTES TO FINANCIAL STATEMENTS.
ADR -- AMERICAN DEPOSITORY RECEIPT
CL -- CLASS
SEE NOTES TO FINANCIAL STATEMENTS.

                                                           DECEMBER 31, 2002  27

FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND

---------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS (000)
---------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31, 2002
---------------------------------------------------------------------------------------------------------------------------
                                                                          INTERNATIONAL       MID CAP          SMALL CAP
                                                            BOND             EQUITY           GROWTH            GROWTH
                                                            FUND              FUND             FUND              FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                                     $302           $    32            $    3             $   5
Dividends                                                      --               216                25                11
Securities lending                                             --                 5                 3                 3
Less: Foreign taxes withheld                                   --               (16)               (1)               --
---------------------------------------------------------------------------------------------------------------------------

Total Investment Income                                       302               237                30                19
---------------------------------------------------------------------------------------------------------------------------

EXPENSES:
Investment advisory fees                                       29               115                87                68
Administration fees                                            14                27                24                19
Custodian fees                                                  5                54                 6                 5
Professional fees                                              30                43                41                33
Transfer agent fees                                             9                 8                 8                 8
Printing and shareholder reports                               11                19                14                11
Miscellaneous fees                                              7                 5                 2                 1
---------------------------------------------------------------------------------------------------------------------------

Total Expenses                                                105               271               182               145
---------------------------------------------------------------------------------------------------------------------------

LESS:
   Waiver of Investment Advisory Fees                          --               (50)              (44)               --
---------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                               105               221               138               145
---------------------------------------------------------------------------------------------------------------------------
   Net Investment Income (Loss)                               197                16              (108)             (126)
---------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments sold                   93            (1,908)           (2,280)           (1,905)
Net realized gain (loss) on futures                            --              (216)               15               (23)
Net realized loss on foreign currency transactions             --               (33)               --                --
Net change in unrealized appreciation
  (depreciation) on investments                               160               182            (1,124)           (1,623)
Net change in unrealized depreciation on futures               --                (7)               --                (6)
Net change in unrealized appreciation on foreign
   currency translation                                        --                 2                --                --
---------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                253            (1,980)           (3,389)           (3,557)
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
   from operations                                           $450           $(1,964)          $(3,497)          $(3,683)
===========================================================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.



28  DECEMBER 31, 2002

                                                                                                                FINANCIAL STATEMENTS
                                                                                                           THE ARMADA ADVANTAGE FUND


------------------------------------------------------------------------------------------------------------------------------------
 STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------------
                                                                   BOND FUND                      INTERNATIONAL EQUITY FUND
                                                  ----------------------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                           2002                2001                2002               2001
------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment income (loss)                              $  197               $  283                $ 16              $ (44)
Net realized gain (loss) on investments,
   futures and foreign currency transactions                  93                   69              (2,157)            (1,421)
Net change in unrealized appreciation
   (depreciation) on investments, futures
   and foreign currency translation                          160                   32                 177             (2,629)
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease) in net assets
   resulting from operations                                 450                  384              (1,964)            (4,094)
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Dividends from
   net investment income                                    (283)                (377)                 --                 --
Distributions from
   net realized capital gains                                 --                   --                  --             (1,626)
------------------------------------------------------------------------------------------------------------------------------

Total distributions                                         (283)                (377)                 --             (1,626)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  182                  365                 290              1,162
Dividends reinvested                                         283                  377                  --              1,626
Value of shares redeemed                                  (1,775)              (1,504)             (1,468)            (1,917)
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
   capital transactions                                   (1,310)                (762)             (1,178)               871
------------------------------------------------------------------------------------------------------------------------------

Total decrease in net assets                              (1,143)                (755)             (3,142)            (4,849)

NET ASSETS:
Beginning of year                                          5,683                6,438              11,404             16,253
------------------------------------------------------------------------------------------------------------------------------

End of year                                               $4,540               $5,683             $ 8,262            $11,404
==============================================================================================================================

CAPITAL SHARE TRANSACTIONS:
Shares issued                                                 19                   37                  41                127
Shares reinvested                                             29                   39                  --                240
Shares redeemed                                             (181)                (152)               (213)              (211)
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease)                                     (133)                 (76)               (172)               156
==============================================================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.


                                                           DECEMBER 31, 2002  29

FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND


------------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS (000)
------------------------------------------------------------------------------------------------------------------------------
                                                              MID CAP GROWTH FUND                   SMALL CAP GROWTH FUND
                                                  ----------------------------------------------------------------------------
                                                        YEAR ENDED          YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                       DECEMBER 31,        DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
                                                           2002                2001                2002               2001

------------------------------------------------------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
OPERATIONS:
Net investment loss                                       $ (108)           $  (122)             $  (126)           $  (156)
Net realized loss on investments and futures              (2,265)            (2,828)              (1,928)              (913)
Net change in unrealized depreciation on
   investments and futures                                (1,124)              (477)              (1,629)               (79)
------------------------------------------------------------------------------------------------------------------------------

Net decrease in net assets
   resulting from operations                              (3,497)            (3,427)              (3,683)            (1,148)
------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Distributions from
   net realized capital gains                                 --             (6,365)                  --             (2,456)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                                           --             (6,365)                  --             (2,456)
------------------------------------------------------------------------------------------------------------------------------

CAPITAL TRANSACTIONS:
Proceeds from shares issued                                  534              1,639                  297                599
Dividends reinvested                                          --              6,365                   --              2,456
Value of shares redeemed                                  (2,494)            (4,150)              (1,361)            (2,065)
------------------------------------------------------------------------------------------------------------------------------

Increase (decrease) in net assets from
   capital transactions                                   (1,960)             3,854               (1,064)               990
------------------------------------------------------------------------------------------------------------------------------

Total decrease in net assets                              (5,457)            (5,938)              (4,747)            (2,614)

NET ASSETS:
Beginning of year                                         11,944             17,882                9,650             12,264
------------------------------------------------------------------------------------------------------------------------------

End of year                                              $ 6,487            $11,944               $4,903            $ 9,650
==============================================================================================================================
CAPITAL SHARE TRANSACTIONS:
Shares issued                                                159                216                   39                 48
Shares reinvested                                             --              1,935                   --                311
Shares redeemed                                             (757)              (572)                (185)              (167)
------------------------------------------------------------------------------------------------------------------------------

Net increase (decrease)                                     (598)             1,579                 (146)               192
==============================================================================================================================
SEE NOTES TO FINANCIAL STATEMENTS.

30  DECEMBER 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND


1. ORGANIZATION:

The Armada  Advantage  Fund (the  "Trust") is  registered  under the  Investment
Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company authorized to issue an unlimited number of shares which are shares of beneficial interest without par value. The Trust presently offers portfolio of shares of the Equity Growth Fund, International Equity Fund, Mid Cap Growth Fund, Small Cap Growth Fund and Bond Fund. These financial statements and related notes pertain to the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds, (collectively, "the Funds" and individually, a "Fund"). Sales of shares of the Funds may only be made to separate accounts of various life insurance companies ("Participating Insurance Companies") and certain qualified benefit plans. As of December 31, 2002, Security Benefit Life Insurance Company is a Participating Insurance Company for the Bond, International Equity, Mid Cap Growth and Small Cap Growth Funds. Additionally, Hartford Life Insurance Company is a Participating Insurance Company for the Equity Growth, International Equity and Mid Cap Growth Funds.

2. SIGNIFICANT ACCOUNTING POLICIES:

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Funds.

SECURITIES VALUATION:

Investment securities of the Funds that are listed on a securities exchange or quoted on a national market system, and for which market quotations are readily available, are valued at the last quoted sales price at the close of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern Time). If there is no such reported sale, these securities (particularly fixed income securities) and unlisted securities for which market quotations are not readily available, are valued at the mean between the most recent bid and asked prices. However, certain fixed income prices furnished by pricing services may be based on methods which include consideration of yields or prices of bonds of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The pricing services may also employ electronic data processing techniques and matrix systems to determine value. Short-term obligations with maturities of 60 days or less may be valued at amortized cost. Foreign securities are valued based upon quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using current exchange rates. In addition, if quotations are not readily available, or if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by another method that the Board of Trustees believes accurately reflects fair value.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate an NAV. As a result, the market value of these Funds' investments may change on days when you cannot buy and sell shares of a Fund.

SECURITY TRANSACTIONS AND INVESTMENT INCOME:

Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the identified cost basis. Interest income is accrued on a daily basis. Discounts and market premiums are amortized and classified as interest income over the lives of the respective securities. Paydown gains and losses are classified as interest income. Dividends are recorded on the ex-dividend date. The Funds may be subject to taxes imposed by countries in which they invest with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned. The Funds accrue



                                                            DECEMBER 31, 2002 31

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND




such taxes when the related income is earned. Expenses common to all of the Funds in the Trust are allocated among the Funds on the basis of average net assets.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:

The Funds make distributions from net investment income and net realized capital gains on investments, if any, at least annually.

FOREIGN CURRENCY TRANSLATION:

The books and records of the International Equity Fund are maintained in U.S. dollars as follows: (1) the foreign currency market values of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales and income are translated at the rates of exchange prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement from foreign currency transactions are reported in operations for the current period. The Fund does not isolate the portion of gains and losses on investments which is due to fluctuations in foreign exchange rates from that which is due to fluctuations in the market prices of investments.

FORWARD FOREIGN CURRENCY CONTRACTS:

The International Equity Fund may enter into forward foreign currency contracts as hedges against either specific transactions or portfolio positions. All commitments are "marked-to-market" daily at the applicable foreign exchange rate and any resulting unrealized gains or losses are recorded currently. A Fund realizes gains or losses at the time the forward contracts are extinguished. Such contracts, which are designed to protect the value of the Fund's investment securities against a decline in the value of the hedged currency, do not eliminate fluctuations in the underlying prices of the securities; they simply establish an exchange rate at a future date. Also, although such contracts tend to minimize risk of loss due to a decline in the value of a hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of such foreign currency increase. At December 31, 2002, there were no forward foreign currency contracts outstanding.

FUTURES CONTRACTS:

Certain Funds may engage in futures contracts for the purpose of hedging against the value of the portfolio securities held and in the value of the securities a Fund intends to purchase, in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gain or loss. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized gain or loss, if any, is shown in the financial statements.

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

Financial futures contracts open at December 31, 2002, were as follows:

                                   NOTIONAL                        UNREALIZED
                    NUMBER           COST          EXPIR-            GAIN
                      OF            AMOUNT         ATION            (LOSS)
FUND               CONTRACTS         (000)          DATE             (000)
------             ----------      ----------      --------       ------------
INTERNATIONAL
 EQUITY FUND:
FTSE100 Index           6             $376           March-03         $ 2
SMALL CAP
 GROWTH FUND:
Russell 2000Index       1              198           March-03          (6)


32  DECEMBER 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND


In connection with the outstanding futures contracts, $38,674 and $12,000 is held by the broker as collateral as of December 31, 2002 for the International Equity Fund and Small Cap Growth Fund, respectively.

EQUITY-LINKED WARRANTS:

The International Equity Fund may invest in equity-linked warrants. The Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Each warrant represents one share of the underlying stock. Therefore, the price, performance and liquidity of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, the Fund bears additional counterparty risk with respect to the issuing broker. Moreover, there is currently no active trading market for equity-linked warrants. As of December 31, 2002 there were no equity-linked warrants held.

3. INVESTMENT ADVISER, DISTRIBUTION FEES AND OTHER RELATED PARTY TRANSACTIONS:

Fees paid by the Trust pursuant to the Advisory Agreements with National City Investment Management Company (the "Adviser" or "IMC"), an indirect wholly owned subsidiary of National City Corporation, are payable monthly based on an annual rate, listed in the table below, based on each Fund's average daily net assets. The Adviser may from time to time waive its fees payable by the Funds.

                                                    ANNUAL
                                                     RATE
                                                  ------------
Bond Fund .....................................      0.55%
International Equity Fund .....................      1.15
Mid Cap Growth Fund ...........................      1.00
Small Cap Growth Fund .........................      1.00


National City Bank ("NCB") serves as the Funds' Custodian. For its services as the Trust's custodian, NCB receives fees at the following rates (i) 0.020% of the first $100 million of average gross assets; (ii) 0.010% of the next $650 million of average gross assets; and (iii) 0.008% of the average gross assets in excess of $750 million. NCB also receives a bundled transaction charge of 0.25% of the monthly asset-based custodial fee and is reimbursed for out-of-pocket expenses.

SEI Investments Distribution Co. serves as distributor (the "Distributor") to the Funds. The Distributor receives no fees for its distribution services to the Funds.

The Trust and SEI Investments Global Fund Services ("SIGFS"), formerly known as SEI Investments Mutual Fund Services, are parties to an Administration Agreement under which SIGFS provides administrative services in exchange for fees of an annual rate of 0.07% of the Funds' average daily net assets, calculated daily and paid monthly. The Trust and SIGFS are also parties to a Sub-Administration Agreement under which NCB assists SIGFS with providing administrative services in exchange for fees of an annual rate of 0.0375% of the Funds' daily net assets calculated daily and paid monthly. Prior to September 1, 2002, SIGFS provided administrative services in exchange for fees at the greater of an annual rate of 0.20% of the Funds' average daily net assets, calculated daily and paid monthly, or $135,000 allocated amongst the Funds, based on their average net assets, calculated daily and paid monthly.

Each Trustee receives an annual fee of $20,000 plus $4,000 for each Board meeting attended and reimbursement of out-of-pocket expenses. The Chairman of the Board receives an additional $16,000 per annum for services in such capacity. The Trustees and Chairman fees are paid for services rendered to all of the Funds and are allocated on a pro rata basis across the portfolios of the Trust and Armada Funds, another fund company managed by the Adviser. No person who is an officer, director, trustee, or employee of the Adviser, the Distributor, or any affiliate thereof, who serves as an officer, trustee, or employee of the Trust receives any compensation from the Trust.



                                                           DECEMBER 31, 2002  33

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND


Trustees who receive fees are eligible for participation in the Trust's Deferred Compensation Plan (the "Plan"), an unfunded, nonqualified deferred compensation plan. The Plan allows each eligible Trustee to defer receipt of all or a percentage of fees that would otherwise be payable for services performed.

Expenses paid by the Trust for the year ended December 31, 2002, include legal fees of $100,822 paid to Drinker, Biddle & Reath LLP. A partner of that firm is Secretary of the Trust.

Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds may invest in the Armada Money Market Funds, part of Armada Funds, provided that investments in the Money Market Funds do not exceed 25% of the investing Fund's total assets.

4. INVESTMENTS:

During the year ended December 31, 2002, purchases and sales of securities, other than short-term investments or U.S. government obligations, aggregated:

                                  PURCHASES        SALES
                                    (000)          (000)
                                  ---------      --------
Bond Fund .....................    $1,269         $1,795
International
 Equity Fund ..................     7,063          8,142
Mid Cap
 Growth Fund ..................     4,994          6,735
Small Cap
 Growth Fund ..................     8,186          9,303
Purchases and sales of
long-term U.S. government
 obligations were:
                                  PURCHASES        SALES
                                    (000)          (000)
                                 ----------      ---------
Bond Fund                          $3,148         $4,121

5. FEDERAL INCOME TAXES:

Each of the Funds is classified as a separate taxable entity for Federal income tax purposes. Each of the Funds intends to continue to qualify as a separate "regulated investment company" under the Internal Revenue Code and make the requisite distributions to shareholders that will be sufficient to relieve it from Federal income tax and Federal excise tax. Therefore, no Federal tax provision is required. To the extent that distributions from net investment income and net realized capital gains exceed amounts reported in the financial statements, such amounts are reported separately.

The amounts of distributions from net investment income and net realized capital gains are determined in accordance with Federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. These differences are primarily due to wash sales, foreign currency gains and losses and the "marked-to-market" of certain Passive Foreign Investment Companies (PFICs) for tax purposes. In addition, certain funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes. The character of distributions made during the year from net investment income or net realized gains, and the timing of distributions where the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the differences arise.

Accordingly, the following permanent differences have been reclassified to/from the following accounts:

                 UNDISTRIBUTED   ACCUMULATED
                NET INVESTMENT  NET REALIZED    PAID-IN-
                    INCOME          GAIN         CAPITAL
FUND                 (000)          (000)         (000)
--------        --------------- -------------   ---------
Bond Fund          $  (3)            $ 2         $  1
International
 Equity Fund         (33)             33          --
Mid Cap
 Growth Fund         108             --          (108)
Small Cap
 Growth Fund         126             --          (126)


34  DECEMBER 31, 2002

                                                   NOTES TO FINANCIAL STATEMENTS
                                                       THE ARMADA ADVANTAGE FUND



As of December 31, 2002, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

                                                                                                                      TOTAL
                                                                                                                  DISTRIBUTABLE
                                                 UNDISTRIBUTED      CAPITAL          POST-        UNREALIZED        EARNINGS
                                                   ORDINARY          LOSS           OCTOBER      APPRECIATION     (ACCUMULATED
                                                    INCOME       CARRYFORWARD       LOSSES      (DEPRECIATION)       LOSSES)
                                                     (000)           (000)           (000)           (000)            (000)
                                                   --------      --------------    ---------    -------------      ------------
Bond Fund ......................................     $214         $  (475)          $ --             $298            $ 37
International Equity Fund ......................        5          (3,782)           (27)            (295)         (4,099)
Mid Cap Growth Fund ............................       --          (5,522)            (3)            (638)         (6,163)
Small Cap Growth Fund ..........................       --          (3,143)          (351)            (266)         (3,760)

Post-October  losses  represent  losses  realized  on  investments  and  foreign currency  transactions  from November 1, 2002 through December 31, 2002 that, in accordance  with Federal income tax  regulations,  a Fund may elect to defer and treat as having arisen in the following  year.  For Federal income tax purposes, capital loss  carryforwards  may be carried  forward and applied against future capital gains.


The tax character of dividends and distributions paid during the years ended December 31, 2002 and December 31, 2001 were as follows:

                   ORDINARY       LONG-TERM
                    INCOME      CAPITAL GAIN      TOTAL
                     (000)          (000)         (000)
                  --------      ------------     ---------
Bond Fund
   2002             $283            $ --        $  283
   2001              377              --           377
International
 Equity Fund
   2002              --               --            --
   2001              290           1,336         1,626
Mid Cap
 Growth Fund
   2002               --              --            --
   2001            1,182           5,183         6,365
Small Cap
 Growth Fund
   2002               --              --            --
   2001               --           2,456         2,456


At December 31, 2002, the Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

                            EXPIRING DECEMBER 31,

                 2007    2008     2009     2010    TOTAL
                 (000)   (000)    (000)    (000)   (000)
               -------  ------  -------   ------  ------
Bond Fund       $250     $225     $ --      $--   $  475
International
 Equity Fund      --       --    1,536    2,246    3,782
Mid Cap
 Growth Fund      --       --    3,263    2,259    5,522
Small Cap
 Growth Fund      --       --    1,337    1,806    3,143

During the year ended December 31, 2002, the Bond Fund utilized $81,864 of capital loss carryforwards to offset capital gains.

At December 31, 2002, the total cost of securities for Federal income tax purposes and the aggregate gross unrealized appreciation and depreciation for securities held by the Funds were as follows:

               FEDERAL    AGGREGATE     AGGREGATE
                 TAX        GROSS         GROSS
                COST    APPRECIATION  DEPRECIATION   NET
                (000)       (000)         (000)     (000)
              --------  ------------  ------------ -------
Bond Fund      $4,225       $307         $ (9)       $298
International
 Equity Fund    9,063        446         (749)       (303)
Mid Cap
 Growth Fund    7,879        672       (1,310)       (638)
Small Cap
 Growth Fund    5,863        328         (594)       (266)


6. MARKET AND CREDIT RISK:

Some countries in which the International Equity Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.



                                                           DECEMBER 31, 2002  35

NOTES TO FINANCIAL STATEMENTS
THE ARMADA ADVANTAGE FUND


The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities exchanges in the United States of America. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant proportion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition of the Fund.

The Bond Fund may invest in securities whose value is derived from an underlying pool of mortgages or consumer loans. These mortgages underlying mortgage-backed securities may be paid off early, which makes it difficult to determine their actual maturity and therefore calculate how they will respond to changes in interest rates. The Fund may have to reinvest prepaid amounts at lower interest rates. This risk of prepayment is an additional risk of mortgage-backed securities. This risk also exists for other asset-backed securities, although generally to a lesser degree. The Fund is also subject to debt extension which is the risk that an issuer will pay principal on an obligation held by the Fund (such as an asset-backed or mortgage-backed security) later than expected. This may happen during a period of rising interest rates. Under these circumstances, the value of the obligation will decrease and the Fund will suffer from the inability to invest in higher yielding securities.

Each Fund may invest up to 15% of its total assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of some of these securities may adversely affect a Fund's ability to dispose of such securities in a timely manner and at a fair price when it is necessary to liquidate such securities.

7. SECURITIES LENDING:

To generate additional income, the Funds may lend their securities pursuant to a securities lending agreement (Lending Agreement) with Union Bank of California
(UBOC), the securities lending agent. The Funds may lend up to 331/3% of securities in which they are invested requiring that the loan be continuously secured by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities as collateral equal at all times to at least 100% of the market value plus accrued income on the securities loaned. The Funds continue to earn interest and dividends on securities loaned while simultaneously seeking to earn interest on the investment of collateral. The Funds receive 60% of the interest received on the collateral net of any expenses incurred by UBOC. In consideration of services rendered pursuant to the Lending Agreement, UBOC will pay the Distributor a fee computed daily and equal to 10% of the gross revenue generated by UBOC from securities lending. The Distributor may, from time to time, use such income to pay advertising and marketing expenses for the benefit of the Funds.

There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by IMC to be of good standing and creditworthy under guidelines established by the Board of Trustees and when, in the judgment of IMC, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Funds or the borrower at any time, and are, therefore, not considered to be illiquid investments. The loanedsecurities were fully collateralized by cash, U.S. government securities, short-term corporate notes and repurchase agreements as of December 31, 2002.

Cash collateral received in connection with securities lending is invested in repurchase agreements*. The market value of securities on loan and the related collateral received as of December 31, 2002 and the income received from securities lending for the year ended December 31, 2002 were as follows:

                         MARKET     MARKET      INCOME
                        VALUE OF    VALUE    RECEIVED FROM
                       SECURITIES     OF      SECURITIES
                        ON LOAN   COLLATERAL    LENDING
                          (000)      (000)       (000)
                        ---------  ---------- ------------
International Equity Fund  $500      $526         $5
Mid Cap Growth Fund         687       725          3
Small Cap Growth Fund       656       686          3
*At December 31, 2002, the repurchase agreement collateral yielded
 1.383% with a maturity date of January 2, 2003 with Bear Sterns.


36  DECEMBER 31, 2002

                               INVESTMENT ADVISER
                            National City Investment
                               Management Company
                             1900 East Ninth Street
                              Cleveland, Ohio 44114


                                   DISTRIBUTOR
                         SEIInvestments Distribution Co.
                            One Freedom Valley Drive
                            Oaks, Pennsylvania 19456


                                  LEGAL COUNSEL
                            Drinker Biddle &Reath LLP
                                One Logan Square
                             18th and Cherry Streets
                      Philadelphia, Pennsylvania 19103-6996






                                            [LOGO OMITTED]
                                            Logo of Armada[R] Advantage omitted

                                                                FIRST-CLASS MAIL
                                                                  U.S. POSTAGE
                                                                      PAID
                                                                 LANCASTER, PA
                                                                  PERMIT 1793

[Armada Advantage Logo Omitted]
[Background Graphic Omitted]

One Freedom Valley Drive
Oaks, PA  19456




INVESTMENT ADVISER:

[National City Investment Management Company Logo Omitted]

1900 East Ninth Street, 22nd Floor
Cleveland, OH  44114




ARM-AA-004-0300